----------

     THE ALGER
    RETIREMENT
          FUND

75 Maiden Lane
New York, New York 10038
(800) 992-3362

================================================================================

     The Alger Retirement Fund (the "Fund"), formerly known as The Alger Defined Contribution Trust, is a registered investment company--a mutual fund--that presently offers interests in four portfolios. Each Portfolio has distinct investment objectives and policies and a shareholder's interest is limited to the Portfolio in which he or she owns shares. The investment objectives of each Portfolio are highlighted beginning on page 1. The four Portfolios are:

                        o Alger Small Cap Retirement Portfolio
                        o Alger MidCap Growth Retirement Portfolio
                        o Alger Growth Retirement Portfolio
                        o Alger Capital Appreciation Retirement Portfolio

     Shares of the Portfolios are available for investment without a sales charge to defined contribution retirement plans (the "Plans") which elect to make the Fund an investment option for participants in such Plans.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


     This Prospectus, which should be retained for future reference, is designed to provide you with certain essential information that you should know before investing. A "Statement of Additional Information" dated February 25, 1998 containing further information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained, without charge, by contacting the Fund at the address or phone number above.


          FRED ALGER
         MANAGEMENT,     INVESTMENT MANAGER
                INC.

          FRED ALGER
          & COMPANY,     DISTRIBUTOR
        INCORPORATED


================================================================================

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                    ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                     ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

================================================================================

                                FEBRUARY 25, 1998

================================================================================

                                    CONTENTS

                                                                            PAGE

The Portfolios' Expenses ..................................................  iii
Financial Highlights ......................................................   iv
The Alger Retirement Fund .................................................    1
Fred Alger Management, Inc. ...............................................    1
Investment Objectives and Policies ........................................    1
 All Portfolios ...........................................................    2
 Alger Small Cap Retirement Portfolio .....................................    3
 Alger MidCap Growth Retirement Portfolio .................................    3
 Alger Growth Retirement Portfolio ........................................    3
 Alger Capital Appreciation Retirement Portfolio ..........................    4
Selecting Among the Portfolios ............................................    4
Certain Securities and Investment Techniques ..............................    5
Management ................................................................    8
Net Asset Value ...........................................................   10
Purchases and Redemptions .................................................   10
Dividends and Distributions ...............................................   11
Taxes .....................................................................   11
Organization ..............................................................   12
Performance ...............................................................   12
Investor and Shareholder Information ......................................   13

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                                       ii

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THE PORTFOLIOS' EXPENSES

     The Table below is designed to assist an investor in the Portfolios in understanding the various costs and expenses that he or she will bear directly or indirectly. The Table does not reflect any charges or deductions which are, or may be, imposed by the Plans.

     The Example below assumes that all dividends and distributions are reinvested and that the annual percentage amounts listed under Annual Fund Operating Expenses remain the same in each of the periods shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



                                                                        ALGER         ALGER                       ALGER
                                                                        SMALL        MIDCAP        ALGER         CAPITAL
                                                                         CAP         GROWTH       GROWTH      APPRECIATION
                                                                     RETIREMENT    RETIREMENT   RETIREMENT     RETIREMENT
                                                                      PORTFOLIO     PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                                     ----------    ----------   ----------    ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases ..............................  None          None          None          None
Maximum Sales Load Imposed on Reinvested Dividends ...................  None          None          None          None
Deferred Sales Load ..................................................  None          None          None          None
Redemption Fees ......................................................  None          None          None          None
Exchange Fees ........................................................  None          None          None          None
ANNUAL FUND
OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees ......................................................   .85%          .80%          .75%          .85%
Other Expenses .......................................................   .21%          .51%          .38%          .77%*
                                                                        ----          ----          ----          ----
Total Fund Operating Expenses ........................................  1.06%         1.31%         1.13%         1.62%
                                                                        ====          ====          ====          ====
EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time period:
One Year .............................................................  $ 11          $ 13          $ 12          $ 16
Three Years ..........................................................    34            42            36            51
Five Years ...........................................................    58            72            62            88
Ten Years ............................................................   129           158           137           192

* Included in Other Expenses of the Capital Appreciation Retirement Portfolio is 0.15% of interest expense.



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                                      iii

================================================================================

                              FINANCIAL HIGHLIGHTS


The Financial Highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 12, 1997 on the Fund's financial statements as of October 31, 1997. These financial statements are incorporated by reference into the Statement of Additional Information. An Annual Report of the Fund is available by contacting the Fund at
(800) 992-3362. In addition to financial statements, the Annual Report contains further information about performance of the Fund.


THE ALGER RETIREMENT FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year ended October 31, 1997



                                                                    MIDCAP                               CAPITAL
                                                    SMALL CAP       GROWTH            GROWTH           APPRECIATION
                                                   RETIREMENT     RETIREMENT        RETIREMENT          RETIREMENT
                                                    PORTFOLIO      PORTFOLIO         PORTFOLIO           PORTFOLIO
                                                   ----------     ----------        ----------         ------------
Net asset value, beginning of year ...............  $ 17.87         $ 14.48          $  9.32            $   9.88
                                                    -------         -------          -------            --------
Net investment loss .....................             (0.10)          (0.15)           (0.02)(i)           (0.10)(i)
Net realized and unrealized gain on investments ..     3.13            3.46             2.65                2.51
                                                    -------         -------          -------            --------
  Total from investment operations ...............     3.03            3.31             2.63                2.41
Distributions from net realized gains ............    (2.90)          (6.43)           (1.17)              (2.59)
                                                    -------         -------          -------            --------
Net asset value, end of year .....................  $ 18.00         $ 11.36          $ 10.78            $   9.70
                                                    =======         =======          =======            ========
Total Return .....................................     19.0%           28.6%            28.8%               26.1%
                                                    =======         =======          =======            ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted) .........  $31,499         $ 6,435          $22,922            $  4,520
                                                    =======         =======          =======            ========
 Ratio of expenses excluding interest
  to average net assets ..........................     1.06%           1.31%            1.13%               1.47%
                                                    =======         =======          =======            ========
 Ratio of expenses including interest
  to average net assets ..........................     1.06%           1.31%            1.13%               1.62%
                                                    =======         =======          =======            ========
 Ratio of net investment loss
  to average net assets ..........................     (.62%)          (.79%)           (.22%)             (1.02%)
                                                    =======         =======          =======            ========
Portfolio Turnover Rate ..........................   134.25%         183.31%          159.38%             159.56%
                                                    =======         =======          =======            ========
Average Commission Rate Paid .....................  $ .0701         $ .0699          $ .0718            $  .0711
                                                    =======         =======          =======            ========
Amount of debt outstanding at end of year ...........................................................   $127,000
                                                                                                        ========
Average amount of debt outstanding during the year ..................................................   $127,915
                                                                                                        ========
Average daily number of shares outstanding during the year ..........................................    511,947
                                                                                                        ========
Average amount of debt per share during the year ....................................................   $    .25
                                                                                                        ========
----------
(i) Amount was computed based on average shares outstanding during the year.



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                                       iv

================================================================================

THE ALGER RETIREMENT FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year ended October 31, 1996




                                                                    MIDCAP                               CAPITAL
                                                    SMALL CAP       GROWTH            GROWTH           APPRECIATION
                                                   RETIREMENT     RETIREMENT        RETIREMENT          RETIREMENT
                                                    PORTFOLIO      PORTFOLIO         PORTFOLIO           PORTFOLIO*
                                                   ----------     ----------        ----------         ------------
Net asset value, beginning of year ..............   $ 17.92         $ 16.34          $ 11.65            $  12.72
                                                    -------         -------          -------            --------
Net investment loss .............................     (0.05)          (0.07)           (0.01)              (0.07)
Net realized and unrealized gain on
 investments ....................................      1.72            1.09             0.91                0.83
                                                    -------         -------          -------            --------
  Total from investment operations ..............      1.67            1.02             0.90                0.76
Distributions from net realized gains ...........     (1.72)          (2.88)           (3.23)              (3.60)
                                                    -------         -------          -------            --------
Net asset value, end of year ....................   $ 17.87         $ 14.48          $  9.32            $   9.88
                                                    =======         =======          =======            ========
Total Return ....................................       9.2%            6.2%             8.2%                6.1%
                                                    =======         =======          =======            ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted) ........   $30,043         $ 9,726          $11,325            $ 6,703
                                                    =======         =======          =======            ========
 Ratio of expenses excluding interest
  to average net assets .........................      1.05%           1.16%            1.07%               1.37%
                                                    =======         =======          =======            ========
 Ratio of expenses including interest
  to average net assets .........................      1.05%           1.16%            1.07%               1.44%
                                                    =======         =======          =======            ========
 Ratio of net investment loss
  to average net assets .........................      (.54%)          (.45%)           (.09%)              (.94%)
                                                    =======         =======          =======            ========
Portfolio Turnover Rate .........................    182.49%         170.21%          142.83%             203.46%
                                                    =======         =======          =======            ========
Average Commission Rate Paid ....................   $ .0629         $ .0682          $ .0716            $ .0668
                                                    =======         =======          =======            ========
Amount of debt outstanding at end of year ............................................................  $     --
                                                                                                        ========
Average amount of debt outstanding during the year ...................................................  $ 62,130
                                                                                                        ========
Average daily number of shares outstanding during the year ...........................................   595,051
                                                                                                        ========
Average amount of debt per share during the year .....................................................  $    .10
                                                                                                        ========
----------
*   Prior to April 12, 1996, the Alger Capital Appreciation Retirement Portfolio
    was the Alger Defined Contribution Leveraged AllCap Portfolio.



================================================================================

================================================================================

THE ALGER RETIREMENT FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year ended October 31, 1995




                                                                    MIDCAP                               CAPITAL
                                                    SMALL CAP       GROWTH            GROWTH           APPRECIATION
                                                   RETIREMENT     RETIREMENT        RETIREMENT          RETIREMENT
                                                    PORTFOLIO      PORTFOLIO         PORTFOLIO           PORTFOLIO*
                                                   ----------     ----------        ----------         ------------
Net asset value, beginning of year ..............   $ 10.83         $ 11.66          $ 10.38            $  10.08
                                                    -------         -------          -------            --------
Net investment loss .............................     (0.07)          (0.07)           (0.01)              (0.19)
Net realized and unrealized gain on
 investments ....................................      7.23            6.07             3.59                5.30
                                                    -------         -------          -------            --------
  Total from investment operations ..............      7.16            6.00             3.58                5.11
Distributions from net realized gains ...........     (0.07)          (1.32)           (2.31)              (2.47)
                                                    -------         -------          -------            --------
Net asset value, end of year ....................   $ 17.92         $ 16.34          $ 11.65            $  12.72
                                                    =======         =======          =======            ========
Total Return ....................................      66.2%           54.1%            37.1%               54.4%
                                                    =======         =======          =======            ========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted) ........   $23,002         $10,914          $13,042            $  8,116
                                                    =======         =======          =======            ========
 Ratio of expenses excluding interest
  to average net assets .........................      1.13%           1.23%            1.11%               1.43%
                                                    =======         =======          =======            ========
 Ratio of expenses including interest
  to average net assets .........................      1.13%           1.23%            1.11%               2.70%
                                                    =======         =======          =======            ========
 Ratio of net investment loss
  to average net assets .........................      (.73%)          (.69%)           (.18%)             (2.32%)
                                                    =======         =======          =======            ========
Portfolio Turnover Rate .........................    104.84%         132.74%          133.42%             188.53%
                                                    =======         =======          =======            ========
Amount of debt outstanding at end of year ..........................................................    $302,600
                                                                                                        ========
Average amount of debt outstanding during the year .................................................    $939,600
                                                                                                        ========
Average daily number of shares outstanding during the year .........................................     565,805
                                                                                                        ========
Average amount of debt per share during the year ...................................................    $   1.66
                                                                                                        ========
----------
 * Prior to April 12, 1996, the Alger Capital Appreciation  Retirement Portfolio
   was the Alger Defined Contribution Leveraged AllCap Portfolio.



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                                       vi

================================================================================

THE ALGER RETIREMENT FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period from November 8, 1993 (commencement of operations) through October 31, 1994*




                                                                    MIDCAP                               CAPITAL
                                                    SMALL CAP       GROWTH            GROWTH           APPRECIATION
                                                   RETIREMENT     RETIREMENT        RETIREMENT          RETIREMENT
                                                    PORTFOLIO      PORTFOLIO         PORTFOLIO           PORTFOLIO**
                                                   ----------     ----------        ----------         ------------
Net asset value, beginning of period .............  $ 10.00         $ 10.00          $ 10.00            $  10.00
                                                    -------         -------          -------            --------
Net investment loss ..............................    (0.07)          (0.09)           (0.03)              (0.23)
Net realized and unrealized gain on investments ..     0.90            1.75             0.41                0.31
                                                    -------         -------          -------            --------
  Total from investment operations ...............     0.83            1.66             0.38                0.08
                                                    -------         -------          -------            --------
Net asset value, end of period ...................  $ 10.83         $ 11.66          $ 10.38            $  10.08
                                                    =======         =======          =======            ========
Total Return .....................................      8.3%           16.6%             3.8%                0.8%
                                                    =======         =======          =======            ========
Ratios and Supplemental Data:
 Net assets, end of period (000's omitted) .......  $ 9,513         $ 6,774          $ 9,365            $  5,251
                                                    =======         =======          =======            ========
 Ratio of expenses excluding interest
  to average net assets ..........................     1.47%           1.53%            1.26%               1.78%
                                                    =======         =======          =======            ========
 Ratio of expenses including interest
  to average net assets ..........................     1.47%           1.53%            1.26%               2.87%
                                                    =======         =======          =======            ========
 Ratio of net investment loss
  to average net assets ..........................    (0.80)%         (0.89)%          (0.29)%             (2.53)%
                                                    =======         =======          =======            ========
Portfolio Turnover Rate ..........................   186.76%         134.06%          103.79%             229.11%
                                                    =======         =======          =======            ========
Amount of debt outstanding at end of period ........................................................    $955,600
                                                                                                        ========
Average amount of debt outstanding during the period ...............................................    $826,076
                                                                                                        ========
Average daily number of shares outstanding during the period .......................................     515,270
                                                                                                        ========
Average amount of debt per share during the period .................................................    $   1.60
                                                                                                        ========

----------
*  Ratios have been annualized; total return has not been annualized.
** Prior to April 12, 1996, the Alger Capital Appreciation  Retirement Portfolio
   was the Alger Defined Contribution Leveraged AllCap Portfolio.



================================================================================

                            THE ALGER RETIREMENT FUND

     The Fund is a diversified, open-end management investment company that offers a selection of four portfolios, each with the investment objective of long-term capital appreciation. The offering price of the shares of each portfolio is net asset value per share. Shares of the portfolios are only available for investment through defined contribution retirement plans (the "Plans") which elect to make the Fund an investment option for participants in such Plans. Individuals, including participants in such Plans, cannot directly invest in the Fund but may do so only through a participating Plan. The Fund reserves the right to make shares of the portfolios available to other investors, as may be approved by the Trustees from time to time. The Fund's Board of Trustees may establish additional Portfolios at any time.

     Only the Plans may be record holders of the shares of the portfolios. Within the limitations applicable to a Plan, a participant in such Plan (a "Participant") may direct the Plan to purchase or redeem shares of the Fund. Participants in a Plan cannot contact the Fund directly to request the purchase or redemption of the portfolios' shares. Instead, Participants must contact their Plan Sponsor or its agent designated for the purpose of processing purchase and redemption requests. References in this Prospectus to shareholders are to Plan Sponsors as the record holders of the Fund's shares. The assets of the Fund are not plan assets of any of the Plans.

                           FRED ALGER MANAGEMENT, INC.


     Subject to the supervision and direction of the Fund's Board of Trustees, Fred Alger Management, Inc. ("Alger Management") is responsible for the overall administration of the Fund, manages the portfolios in accordance with the portfolios' investment objectives and stated investment policies, makes investment decisions for the portfolios, places orders to purchase and sell securities on behalf of the portfolios and employs professional securities analysts who provide research services exclusively to the portfolios and other accounts for which Alger Management or its affiliates serve as investment adviser. Alger Management is generally engaged in the business of rendering investment advisory services to mutual funds, institutions and, to a lesser extent, individuals. Alger Management has been engaged in the business of rendering investment advisory services since 1964 and as of January 31, 1998, had approximately $7.8 billion under management--$4.5 billion in mutual fund accounts and $3.3 billion in other advisory accounts.


                              INVESTMENT OBJECTIVES
                                  AND POLICIES

     The following is a brief description of the investment objectives and policies of each Portfolio. No assurance can be given that any Portfolio's objective(s) will be achieved. Certain instruments and techniques discussed in this summary are described in greater detail in this Prospectus under the caption "Certain Securities and Investment Techniques" and in the Statement of Additional Information.

     The Statement of Additional Information contains specific investment restrictions that govern the Portfolios' investments. These restrictions and the Portfolios' investment objectives are "fundamental" policies, which means that they may not be changed without a majority vote of shareholders of the affected Portfolio. Except for the investment objectives and the investment restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, so the Fund's Board of Trustees may change them without shareholder approval. The fundamental restrictions applicable to the Portfolios include, among others, (i) a prohibition on any Portfolio's purchasing a security, other than obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities ("U. S. Government securities"), if as a result more than five percent of the assets of the Portfolio would be invested in the securities of the issuer or the Portfolio would own more than 10 percent of the outstanding voting securities of the issuer, except that 25 percent of a Portfolio's total assets may be invested without regard to the five percent limitation; (ii) a prohibition on any Portfolio's investing more than 25 percent of its total assets in the securities of issuers in a particular industry with exceptions for U.S. Government securities; and (iii) a prohibition on any Portfolio's borrowing money or pledging its assets, except for temporary or emergency purposes in an amount not exceeding 10 percent of the Portfolio's total assets, except that the Alger Capital Appreciation Retirement Portfolio may borrow for investment purposes (see "Certain Securities and Investment Techniques--Leverage Through Borrowing").

     Each Portfolio may invest a portion of its assets in money market instruments, including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements.

     No Portfolio will invest more than 15 percent of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation (see "Certain Securities and Investment Techniques--Restricted Securities"). In addition, each Portfolio will limit its investments in warrants and rights to not more than five percent of its net assets, of which not more than two percent of its net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants or rights acquired as part of a unit attached to securities at the time of acquisition are not subject to these limitations, which may be changed without shareholder approval. Each Portfolio may lend its securities and enter into "short sales against the box." See "Certain Securities and Investment Techniques." The Portfolios will only invest in convertible debt securities rated in one of the three highest rating categories by any nationally recognized statistical rating organization ("NRSRO"). See the Statement of Additional Information for a description of these ratings.

ALL PORTFOLIOS

     The investment objective of each Portfolio is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of a Portfolio. Each Portfolio seeks to achieve its objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. The capitalization criteria outlined below for each Portfolio are not mutually exclusive and a given security may be owned by more than one or all of the Portfolios.

     It is anticipated that each Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The risks involved in investing in smaller companies are discussed below under "Alger Small Cap Retirement Portfolio." In order to afford a Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, each Portfolio may hold up to 15 percent of its net assets in money market instruments and repurchase agreements and in excess of this amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives. See "Certain Securities and Investment Techniques."

ALGER SMALL CAP RETIREMENT PORTFOLIO


     Except during temporary defensive periods, the Alger Small Cap Retirement Portfolio, formerly known as Alger Defined Contribution Small Cap Portfolio, invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have "total market capitalization"--present market value per share multiplied by the total number of shares outstanding--within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. Both indexes are broad indexes of small capitalization stocks. As of December 31, 1997, the range of market capitalization of the companies in the Russell Index was $20 million to $2.97 billion; the range of market capitalization of the companies in the S&P Index at that date was $21 million to $2.934 billion. The combined range as of that date was $20 million to $2.97 billion. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range and in excess of that amount (up to 100% of its assets) during temporary defensive periods.


     Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Companies in which the Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities issued by such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the Portfolio may not be appropriate for all investors.

ALGER MIDCAP GROWTH
RETIREMENT PORTFOLIO


     Except during temporary defensive periods, the Alger MidCap Growth Retirement Portfolio, formerly known as Alger Defined Contribution MidCap Growth Portfolio, invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. As of December 31, 1997, the range of market capitalization of these companies was $213 million to $13.737 billion. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods.


ALGER GROWTH RETIREMENT PORTFOLIO

     Except during temporary defensive periods, the Alger Growth Retirement Portfolio, formerly known as Alger Defined Contribution Growth Portfolio, invests at least 65 percent of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater.

     The Portfolio may invest up to 35 percent of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion.

ALGER CAPITAL APPRECIATION
RETIREMENT PORTFOLIO

     Except during temporary defensive periods, the Alger Capital Appreciation Retirement Portfolio, formerly known as Alger Defined Contribution Leveraged AllCap Portfolio, invests at least 85 percent of its net assets in equity securities of companies of any size. The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts. The Portfolio may also borrow money for the purchase of additional securities. The Portfolio may borrow only from banks and may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing. See "Certain Securities and Investment Techniques."

                         SELECTING AMONG THE PORTFOLIOS

     Set forth below is information that may be of assistance in selecting a Portfolio suitable for a particular investor's needs. Further assistance in the investment process is available by calling (800) 992-3362. Available at this number will be licensed, registered representatives who are knowledgeable about the Fund and each of the Portfolios. There is no charge for making this call.


     Each of the Portfolios, like all other investments, can provide two types of return: income return and capital return. Income return is the income received from an investment, such as interest on bonds and money market instruments and dividends from common and preferred stocks. Capital return is the change in the market value of an investment, such as an increase in the price of a common stock or of shares of a Portfolio. Total return is the sum of income return and capital return. Thus, if a Portfolio over a year produces four percent in income return and its shares increase in value by three percent, its total return is seven percent. In general, the more that capital return is emphasized over income return in an investment program, the more risk is associated with the program.


     Growth funds such as the Portfolios seek primarily capital return. They invest primarily in common stocks and offer the opportunity of the greatest return over the long term but can be risky since their prices fluctuate with changes in stock market prices, as described in the preceding paragraph. Further, growth funds that invest in smaller companies, such as the Alger Small Cap Retirement Portfolio, offer potential for significant price gains if the companies are successful, but there is also the risk that the companies will not succeed and the price of the companies' shares will drop in value. Growth funds that invest in larger, more established companies, such as the Alger Growth Retirement Portfolio and the Alger MidCap Growth Retirement Portfolio, generally offer relatively less opportunity for capital return but a greater degree of safety. In addition, funds that leverage through borrowing, such as the Alger Capital Appreciation Retirement Portfolio, offer an opportunity for greater capital appreciation, but at the same time increase exposure to capital risk.

     Investors considering equity investing through the Portfolios should carefully consider the inherent risks. Expectations of future inflation rates should be considered in making investment decisions and even though over the long term stocks may present attractive oppor-tunities, the results of an equity investment managed by a particular management firm may not match those of the market as a whole.


                             CERTAIN SECURITIES AND
                              INVESTMENT TECHNIQUES

REPURCHASE AGREEMENTS

     Under the terms of a repurchase agreement, a Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio's holding period.

SHORT SALES

     Each Portfolio may sell securities "short against the box." While a short sale is the sale of a security the Portfolio does not own, it is "against the box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

RESTRICTED SECURITIES

     Each Portfolio may invest in restricted securities, which are securities subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for the Portfolio to bear the expense of registration. No restricted securities will be acquired if the acquisition would cause the aggregate value of all illiquid securities to exceed 15 percent of the Portfolio's net assets.

     The Portfolios may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Fund's Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased by a Portfolio pursuant to the Rule, subject to the Board's oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Because institutional trading in restricted securities is relatively new, it is not possible to predict how institutional markets will develop. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund's Portfolios could be adversely affected.

LENDING OF PORTFOLIO SECURITIES

     In order to generate income and to offset expenses, each Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by a Portfolio, if and when made, may not exceed 331/3 percent of the Portfolio's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U. S. Government securities that are maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities.

OPTIONS TRANSACTIONS

     The Alger Capital Appreciation Retirement Portfolio may purchase or sell (that is, write) listed options on securities as a means of achieving additional return or of hedging the value of its portfolio. The Portfolio may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets. The Portfolio may only buy or sell options that are listed on a national securities exchange.

     A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

     A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

     If the Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

     An option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets, although no more than 5% will be committed to transactions entered into for non-hedging purposes.

     The Portfolio may write put and call options on stock indexes for the purpose of increasing its gross income and to protect its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired. In addition, the Portfolio may purchase put and call options on stock indexes in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. Options on stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain, from the writer, cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Portfolio, the Portfolio recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Portfolio is exercised by the holder. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Alger Management's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

STOCK INDEX FUTURES AND OPTIONS ON
STOCK INDEX FUTURES

     The Alger Capital Appreciation Retirement Portfolio may purchase and sell stock index futures contracts and options on stock index futures contracts. These investments may be made solely for hedging or other permissible risk management purposes, such as protecting the price of a security the Portfolio intends to buy, but not for purposes of speculation. Aggregate initial margins and premiums on such investments may not constitute more than 5% of the Portfolio's assets. Hedging and other risk management transactions are undertaken to reduce or eliminate any of several kinds of price fluctuation risk. For example, put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index.

     A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, the Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with considerations also given to liquidity. While incidental to its securities activities, the Portfolio may use index futures as a substitute for a comparable market position in the underlying securities.

     There can be no assurance of the Portfolio's successful use of stock index futures as a hedging device. Due to the risk of an imperfect correlation between securities in the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. The risk of imperfect correlation increases as the composition of the Portfolio varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

     An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Portfolio will sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on stock index futures and price movements in the Portfolio's securities which are the subject of the hedge. In addition, the Portfolio's purchase of such options will be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

LEVERAGE THROUGH BORROWING

     The Alger Capital Appreciation Retirement Portfolio may borrow from banks for investment purposes. This borrowing is known as leveraging. The Portfolio may use up to 331/3 percent of its assets for leveraging. The Investment Company Act of 1940, as amended, requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio's securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

PORTFOLIO TURNOVER

     A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Portfolio's securities, with obligations with less than one year to maturity excluded. A 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year.

     The Portfolios will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.

     In Alger Management's view, companies are organic entities that continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation and not for short-term trading profits. However, the Portfolios may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management's philosophy to pursue the Portfolios' investment objective of capital appreciation by managing these Portfolios actively, which may result in high portfolio turnover. Increased portfolio turnover will have the effect of increasing a Portfolio's brokerage and custodial expenses.

                                   MANAGEMENT

BOARD OF TRUSTEES

     The affairs of the Fund are managed under the supervision of its Board of Trustees. The Statement of Additional Information contains general background information about each Trustee and executive officer of the Fund. By virtue of the responsibilities assumed by Alger Management, the Fund requires no employees other than its executive officers. None of the Fund's executive officers devotes full time to the affairs of the Fund.

INVESTMENT MANAGER

     Alger Management serves as the Fund's investment manager. In that capacity, Alger Management, among other things, analyzes the Portfolios' assets, arranges for the purchase and sale of the Portfolios' securities and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that the Fund's distributor, Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, will serve as the Fund's broker in effecting substantially all of the Portfolios' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. In addition, Alger Management may select broker-dealers that provide it with brokerage and research services and may cause a Portfolio to pay these broker-dealers commissions that exceed those other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and research services received. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter portfolio transactions, subject to the requirements of best price and execution.

     Alger Management is a wholly owned subsidiary of Alger Inc. which in turn is a wholly owned subsidiary of Alger Associates, Inc., a financial services holding company.

     Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

     As compensation for the investment management services rendered, each Portfolio pays Alger Management a separate fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Portfolio's average daily net assets, as follows: Alger Small Cap Retirement Portfolio and Alger Capital Appreciation Retirement Portfolio--.85 percent; Alger MidCap Growth Retirement Portfolio--.80 percent; Alger Growth Retirement Portfolio--.75 percent.

     David D. Alger, Seilai Khoo and Ronald Tartaro are primarily responsible for the day-to-day management of the Portfolios of the Fund. Mr. Alger has been employed by Alger Management since 1971, as Executive Vice President and Director of Research until 1995 and as President since 1995. Ms. Khoo has been employed by Alger Management since 1989 as a senior research analyst until 1995 and as a Senior Vice President since 1995. Mr. Tartaro has been employed by Alger Management since 1990 as a senior research analyst until 1995 and as a Senior Vice President since 1995. Mr. Alger, Ms. Khoo and Mr. Tartaro also serve as portfolio managers for other mutual funds and investment accounts managed by Alger Management.

     Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 992-3362.

     Alger Shareholder Services, Inc., an affiliate of Alger Management, serves as transfer agent for the Fund. Certain record-keeping services that would otherwise be performed by Alger Shareholder Services, Inc. may be performed by other entities providing similar services to their customers who invest in the Portfolios. The Fund, Alger Shareholder Services, Inc., Alger Inc. or any of its affiliates may elect to enter into a contract to pay them for such services.

EXPENSES OF THE FUND


     Each  Portfolio  will bear its own  expenses.  Operating  expenses for each
Portfolio generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time, Alger Management in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Portfolios while retaining the ability to be reimbursed by the applicable Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

     Each Portfolio of the Fund may compensate certain entities other than Alger Inc. and its affiliates for providing record-keeping and/or administrative services to participating retirement plans. This compensation may be paid at an annual rate of up to .25% of the net asset value of shares of the Portfolio held by those plans.

                                 NET ASSET VALUE

     The net asset value per share of each Portfolio is calculated on each day on which the New York Stock Exchange, Inc. (the "NYSE") is open as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The NYSE is currently open on each Monday through Friday, except (i) January 1st, Dr. Martin Luther King, Jr. Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and December 25th or (ii) the preceding Friday when any one of those holidays falls on a Saturday, or the subsequent Monday when any one of those holidays falls on a Sunday. Net asset value per share of a Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.


     The assets of the Portfolios that are traded on a securities exchange or other recognized market are valued on the basis of market quotations. Assets of those Portfolios for which quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. Instruments with remaining maturities of 60 days or less are valued on the basis of amortized cost, as described in the Statement of Additional Information.

                            PURCHASES AND REDEMPTIONS

     All direct purchasers of shares of the Portfolios will be Plan Sponsors which establish or maintain Plans. Participants may invest in shares of the Portfolios only through their respective Plan Sponsor. Participants cannot contact the Fund directly to purchase or redeem shares of the Portfolios. Instead, Participants must contact their Plan Sponsor or its agent for the purpose of processing purchase requests. There is no minimum amount for initial or subsequent investments for any Plan Sponsor. Participants should contact their Plan Sponsor for information concerning the appropriate procedure for investing in the Fund.

     Orders received by the Fund or the Fund's transfer agent are effected on days on which the NYSE is open for trading. For orders received before the close of regular trading on the NYSE, purchases and redemptions of the shares of each Portfolio are effected at the respective net asset values per share determined as of the close of regular trading on the NYSE on that same day. Orders received after the close of regular trading on the NYSE are effected at the next calculated net asset value. See "Net Asset

Value." All orders for the purchase of shares are subject to acceptance or rejection by the Fund. Payment for redemptions will be made by the Fund's transfer agent on behalf of the Fund and the relevant Portfolios within seven days after the request is received. The Fund does not assess any fees, either when it sells or when it redeems its shares.

     Investors may exchange stock of companies acceptable to Alger Management for shares of the Portfolios of the Fund with a minimum of 100 shares of each company generally being required. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Portfolios of the Fund without the expense of selling the securities in the public market. The investor should furnish either in writing or by telephone to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a Letter of Transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the Letter of Transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian, the securities will be valued as of the close of business on the day of receipt in the same manner as the Portfolio's securities are valued each day. Shares of the Portfolio having an equal net asset value as of the close of the same day will be registered in the investor's name. There is no sales charge on the issuance of shares of the Portfolio, no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

     Under unusual circumstances, shares of a Portfolio may be redeemed "in kind," which means that the redemption proceeds will be paid with securities which are held by the Portfolio. Please refer to the Statement of Additional Information for more details.

                           DIVIDENDS AND DISTRIBUTIONS

     Each Portfolio will be treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested on the payment date for each shareholder's account in additional shares of the Portfolio that paid the dividend or distribution at net asset value. Dividends will be declared and paid annually. Distributions of any net realized capital gains earned by a Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned.

                                      TAXES

     Each Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Fund-wide) basis.

     The Fund intends that each Portfolio will qualify separately as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code") for each taxable year of each Portfolio. If so qualified, and providing certain distribution requirements are met, a Portfolio will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

     With respect to participants in the Plans, dividends from net investment income and net realized capital gains ordinarily will not be subject to taxation until such dividends are distributed to such participants from their Plan accounts. Generally, distributions from a Plan will be taxable as ordinary income at the rate applicable to the participant at the time of distribution. In certain cases, distributions made to a participant from a Plan prior to the date on which the participant reaches age 591/2 are subject to a penalty tax equivalent to 10% of the amount so distributed, in addition to the ordinary income tax payable on such amount for the year in which it is distributed.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. Participants should consult their Plan Sponsors or tax advisers regarding the tax consequences of participation in the Plan or of any Plan contributions or withdrawals.

                                  ORGANIZATION

     The Fund was organized on July 14, 1993 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Fund offers shares of beneficial interest of separate series, par value $.001 per share. An unlimited number of shares of four series, representing the shares of the Portfolios, have been authorized. No series of shares has any preference over any other series.

     When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Portfolio is required on any matter affecting the Portfolio on which shareholders are entitled to vote, such as approval of a Portfolio's agreement with Alger Management. Shareholders of one Portfolio are not entitled to vote on a matter that does not affect that Portfolio but that does require a separate vote of the other Portfolios. There normally will be no annual meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office on the vote of shareholders holding at least two-thirds of the Fund's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting on the written request of shareholders holding at least 10 percent of the Fund's outstanding shares.

CONTROL SHAREHOLDERS

At February 2, 1998, Wells Fargo Bank, Trustee for Mentor Graphics, owned beneficially or of record 57.38% of the Alger Small Cap Retirement Portfolio. Northern Trust Company, Trustee for IHC 401K, owned beneficially or of record 53.61% of the Alger Growth Retirement Portfolio. The Fred Alger & Company, Incorporated et al Pension Plan and the Fred Alger & Company, Incorporated et al Profit Sharing Plan owned beneficially or of record 35.00% and 41.64%, respectively, of the Alger MidCap Growth Retirement Portfolio; and 38.27% and 38.75%, respectively, of the Alger Capital Appreciation Retirement Portfolio at February 2, 1998. These shareholders may be deemed to control the specified portfolios.


                                   PERFORMANCE

     Each Portfolio may include quotations of "total return" and/or "yield" in advertisements or reports to shareholders or prospective investors. BOTH "TOTAL RETURN" AND/OR "YIELD" FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT IN-

TENDED TO INDICATE FUTURE PERFORMANCE. Total return figures show the aggregate or average percentage change in value of an investment in a Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent 1, 5 and 10 year periods, and may be given for other periods as well (such as from commencement of the Portfolio's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that the Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Portfolio may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in Portfolio share prices and assuming reinvestment of dividends and distributions) as well as "actual annual" and "annualized" total return figures. Total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (i. e., change in value of initial investment, income dividends and capital gains distributions). The "yield" of the Portfolio refers to "net investment income" generated by the Portfolio over a specified thirty-day period. This income is then "annualized." That is, the amount of "net investment income" generated by the Portfolio during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. "Total return" and "yield" for a Portfolio will vary based on changes in market conditions. In addition, since the deduction of a Portfolio's expenses is reflected in the total return and yield figures, "total return" and "yield" will also vary based on the level of the Portfolio's expenses.

     From time to time, advertisements or reports to shareholders may compare the yield or performance of a Portfolio to that of other mutual funds with a similar investment objective. The performance of a Portfolio might be compared with rankings prepared by Lipper Analytical Services, Inc., which is a widely recognized, independent service that monitors the performance of mutual funds, as well as to various unmanaged indices, such as the S&P 500. In addition, evaluations of the Portfolios published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY AND THE WALL STREET JOURNAL may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of such Portfolio's performance for any future period.

                      INVESTOR AND SHAREHOLDER INFORMATION

     Investors and shareholders may contact the Fund toll-free at (800) 992-3362 for further information regarding the Fund and the Portfolios, as well as for assistance in selecting a Portfolio and obtaining a Statement of Additional Information. The Fund's Annual Report contains additional performance information and is available on request and without charge by contacting the Fund at the toll-free number listed above.

================================================================================

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

--------------------------------------------------------------------------------

INVESTMENT MANAGER:
Fred Alger Management, Inc.
75 Maiden Lane
New York, New York 10038

DISTRIBUTOR:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

TRANSFER AGENT:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

INDEPENDENT PUBLIC ACCOUNTANTS:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105

COUNSEL:
Hollyer Brady Smith Troxell Barrett Rockett
  Hines & Mone LLP
551 Fifth Avenue
New York, NY 10176

================================================================================

          THE ALGER
         RETIREMENT    MEETING THE CHALLENGE
               FUND    OF INVESTING


                                 ALGER SMALL CAP
                              RETIREMENT PORTFOLIO

                               ALGER MIDCAP GROWTH
                              RETIREMENT PORTFOLIO

                                  ALGER GROWTH
                              RETIREMENT PORTFOLIO

                           ALGER CAPITAL APPRECIATION
                              RETIREMENT PORTFOLIO

                                   PROSPECTUS


                                FEBRUARY 25, 1998

PROSPECTUS

                THE ALGER|75 Maiden Lane
               RETIREMENT|New York, New York 10038
                     FUND|(800) 992-3362


================================================================================
     The Alger Retirement Fund (the "Fund"), formerly known as The Alger Defined Contribution Trust, is a registered investment company--a mutual fund--that presently offers interests in four portfolios. This Prospectus sets forth information about three of these portfolios (the "Portfolios"). Each Portfolio has distinct investment objectives and policies and a shareholder's interest is limited to the Portfolio in which he or she owns shares. The investment objectives of each Portfolio are highlighted beginning on page 1. The three Portfolios discussed in this Prospectus are:

                        o Alger Small Cap Retirement Portfolio
                        o Alger MidCap Growth Retirement Portfolio
                        o Alger Capital Appreciation Retirement Portfolio

     Shares of the Portfolios are available for investment without a sales charge to defined contribution retirement plans (the "Plans") which elect to make the Fund an investment option for participants in such Plans.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

     This Prospectus, which should be retained for future reference, is designed to provide you with certain essential information that you should know before investing. A "Statement of Additional Information" dated February 25, 1998 containing further information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained, without charge, by contacting the Fund at the address or phone number above.

INVESTMENT MANAGER

DISTRIBUTOR

================================================================================
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                   EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                    ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                     ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.
================================================================================
                                FEBRUARY 25, 1998

================================================================================
                                    CONTENTS


                                                                            PAGE
                                                                            ----
The Portfolios' Expenses ................................................    iii
Financial
Highlights ..............................................................     iv
The Alger Retirement Fund ...............................................      1
Fred Alger Management, Inc. .............................................      1
Investment Objectives and Policies ......................................      1
    All Portfolios ......................................................      2
    Alger Small Cap Retirement Portfolio ................................      3
    Alger MidCap Growth
      Retirement Portfolio ..............................................      3
    Alger Capital Appreciation
      Retirement Portfolio ..............................................      3
Selecting Among the Portfolios ..........................................      4
Certain Securities and Investment
Techniques ..............................................................      4
Management ..............................................................      8
Net Asset Value .........................................................     10
Purchases and Redemptions ...............................................     10
Dividends and Distributions .............................................     11
Taxes ...................................................................     11
Organization ............................................................     12
Performance .............................................................     12
Investor and Shareholder Information ....................................     13


================================================================================

================================================================================
THE PORTFOLIOS' EXPENSES

     The Table below is designed to assist an investor in the Portfolios in understanding the various costs and expenses that he or she will bear directly or indirectly. The Table does not reflect any charges or deductions which are, or may be, imposed by the Plans.

     The Example below assumes that all dividends and distributions are reinvested and that the annual percentage amounts listed under Annual Fund Operating Expenses remain the same in each of the periods shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



                                                                                   ALGER        ALGER          ALGER
                                                                                   SMALL        MIDCAP        CAPITAL
                                                                                    CAP         GROWTH      APPRECIATION
                                                                                RETIREMENT    RETIREMENT     RETIREMENT
                                                                                 PORTFOLIO    PORTFOLIO      PORTFOLIO
                                                                                ----------    ----------    ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases                                            None          None            None
Maximum Sales Load Imposed on Reinvested Dividends                                 None          None            None
Deferred Sales Load                                                                None          None            None
Redemption Fees                                                                    None          None            None
Exchange Fees                                                                      None          None            None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees                                                                     .85%          .80%            .85%
Other Expenses                                                                      .21%          .51%            .77%*
                                                                                   ----          ----            ----
Total Fund Operating Expenses                                                      1.06%         1.31%           1.62%
                                                                                   ====          ====            ====

EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

One Year                                                                           $ 11       $ 13       $ 16
Three Years                                                                          34         42         51
Five Years                                                                           58         72         88
Ten Years                                                                           129        158        192

 * Included in Other Expenses of the Capital Appreciation Retirement Portfolio is 0.15% of interest expense.
================================================================================
                                      iii

================================================================================
                              FINANCIAL HIGHLIGHTS

The Financial Highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 12, 1997 on the Fund's financial statements as of October 31, 1997. These financial statements are incorporated by reference into the Statement of Additional Information. An Annual Report of the Fund is available by contacting the Fund at
(800) 992-3362. In addition to financial statements, the Annual Report contains further information about performance of the Fund.

THE ALGER RETIREMENT FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year ended October 31, 1997



                                                                                    MIDCAP            CAPITAL
                                                                SMALL CAP           GROWTH         APPRECIATION
                                                               RETIREMENT         RETIREMENT        RETIREMENT
                                                                PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                               ----------         ----------       -----------
Net asset value, beginning of year .......................     $     17.87       $     14.48       $      9.88
                                                               -----------       -----------       -----------
Net investment loss ......................................           (0.10)            (0.15)            (0.10)(i)
Net realized and unrealized gain on
 investments .............................................            3.13              3.46              2.51
                                                               -----------       -----------       -----------
  Total from investment operations .......................            3.03              3.31              2.41
Distributions from net realized gains ....................           (2.90)            (6.43)            (2.59)
                                                               -----------       -----------       -----------
Net asset value, end of year .............................     $     18.00       $     11.36       $      9.70
                                                               ===========       ===========       ===========

Total Return .............................................            19.0%             28.6%             26.1%
                                                               ===========       ===========       ===========
 Ratios and Supplemental Data:
  Net assets, end of year (000's omitted) ................     $    31,499       $     6,435       $     4,520
                                                               ===========       ===========       ===========
 Ratio of expenses excluding interest
  to average net assets ..................................            1.06%             1.31%             1.47%
                                                               ===========       ===========       ===========
 Ratio of expenses including interest
  to average net assets ..................................            1.06%             1.31%             1.62%
                                                               ===========       ===========       ===========
 Ratio of net investment loss
  to average net assets ..................................            (.62%)            (.79%)           (1.02%)
                                                               ===========       ===========       ===========
Portfolio Turnover Rate ..................................          134.25%           183.31%           159.56%
                                                               ===========       ===========       ===========
Average Commission Rate Paid .............................     $     .0701       $     .0699       $     .0711
                                                               ===========       ===========       ===========
Amount of debt outstanding at end of year ......................................................   $   127,000
                                                                                                   ===========
Average amount of debt outstanding during the year .............................................   $   127,915
                                                                                                   ===========

Average daily number of shares outstanding during the year .....................................       511,947
                                                                                                   ===========

Average amount of debt per share during the year ...............................................   $       .25
                                                                                                   ===========


------------
(i) Amount was computed based on average shares outstanding during the year.
================================================================================

================================================================================
THE ALGER RETIREMENT FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year ended October 31, 1996


                                                                                    MIDCAP            CAPITAL
                                                                SMALL CAP           GROWTH         APPRECIATION
                                                               RETIREMENT         RETIREMENT        RETIREMENT
                                                                PORTFOLIO          PORTFOLIO         PORTFOLIO*
                                                               ----------         ----------       -----------
Net asset value, beginning of year ........................    $     17.92       $     16.34       $     12.72
                                                               -----------       -----------       -----------
Net investment (loss) .....................................          (0.05)            (0.07)            (0.07)
Net realized and unrealized gain on
 investments ..............................................           1.72              1.09              0.83
                                                               -----------       -----------       -----------
  Total from investment operations ........................           1.67              1.02              0.76
Distributions from net realized gains .....................          (1.72)            (2.88)            (3.60)
                                                               -----------       -----------       -----------
Net asset value, end of year ..............................    $     17.87       $     14.48       $      9.88
                                                               ===========       ===========       ===========
Total Return ..............................................            9.2%              6.2%              6.1%
                                                               ===========       ===========       ===========
Ratios and Supplememtal Data:
 Net assets, end of year (ooo's omitted)...................    $    30,043       $     9,726       $     6,703
                                                               ===========       ===========       ===========
Ratio of expenses excluding interest
 to average net assets ....................................           1.05%             1.16%             1.37%
                                                               ===========       ===========       ===========
Ratio of expenses including interest
 to average net assets ....................................           1.05%             1.16%             1.44%
                                                               ===========       ===========       ===========
Ratio of net investment loss
  to average net assets ...................................           (.54%)            (.45%)            (.94%)
                                                               ===========       ===========       ===========
Portfolio Turnover Rate ...................................         182.49%           170.21%           203.46%
                                                               ===========       ===========       ===========
Average Commission Rate Paid ..............................    $     .0629       $     .0682       $     .0668
                                                               ===========       ===========       ===========
Amount of debt outstanding at end of year .....................................................    $        --
                                                                                                   ===========

Average amount of debt outstanding during the year ............................................    $    62,130
                                                                                                   ===========

Average daily number of shares outstanding during the year ....................................        595,051
                                                                                                   ===========

Average amount of debt per share during the year ..............................................    $       .10
                                                                                                   ===========


------------
* Prior to April 12, 1996, the Alger Capital Appreciation Retirement Portfolio was the Alger Defined Contribution Leveraged AllCap Portfolio.
================================================================================

================================================================================
THE ALGER RETIREMENT FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year ended October 31, 1995



                                                                                    MIDCAP            CAPITAL
                                                                SMALL CAP           GROWTH         APPRECIATION
                                                               RETIREMENT         RETIREMENT        RETIREMENT
                                                                PORTFOLIO          PORTFOLIO         PORTFOLIO*
                                                               ----------         ----------       -----------
Net asset value, beginning of year ........................    $     10.83       $     11.66       $     10.08
                                                               -----------       -----------       -----------
Net investment loss .......................................          (0.07)            (0.07)            (0.19)
Net realized and unrealized gain on
 investments ..............................................           7.23              6.07              5.30
                                                               -----------       -----------       -----------
  Total from investment operations ........................           7.16              6.00              5.11
Distributions from net realized gains .....................          (0.07)            (1.32)            (2.47)
                                                               -----------       -----------       -----------
Net asset value, end of year ..............................    $     17.92       $     16.34       $     12.72
                                                               ===========       ===========       ===========
Total Return                                                          66.2%             54.1%             54.4%
                                                               ===========       ===========       ===========
Ratios and Supplemental Data:
 Net assets, end of year (000's omitted) ..................    $    23,002       $    10,914       $     8,116
                                                               ===========       ===========       ===========
Ratio of expenses excluding interest
 to average net assets ....................................          1.13%             1.23%              1.43%
                                                              ===========       ===========       ===========
Ratio of expenses including interest
 to average net assets ....................................          1.13%             1.23%              2.70%
                                                              ===========       ===========       ===========
Ratio of net investment loss
 to average net assets ....................................          (.73%)            (.69%)            (2.32%)
                                                              ===========       ===========       ===========
Portfolio Turnover Rate ...................................        104.84%           132.74%            188.53%
                                                              ===========       ===========       ===========
Amount of debt outstanding at end of year .....................................................    $   302,600
                                                                                                   ===========

Average amount of debt outstanding during the year ............................................    $   939,600
                                                                                                   ===========

Average daily number of shares outstanding during the year ....................................        565,805
                                                                                                   ===========

Average amount of debt per share during the year ..............................................    $      1.66
                                                                                                   ===========



------------
 * Prior to April 12, 1996, the Alger Capital Appreciation Retirement Portfolio was the Alger Defined Contribution Leveraged AllCap Portfolio.
================================================================================

================================================================================
THE ALGER RETIREMENT FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period from November 8, 1993 (commencement of operations) through October 31, 1994*



                                                                                    MIDCAP            CAPITAL
                                                                SMALL CAP           GROWTH         APPRECIATION
                                                               RETIREMENT         RETIREMENT        RETIREMENT
                                                                PORTFOLIO          PORTFOLIO         PORTFOLIO**
                                                               ----------         ----------       -----------
Net asset value, beginning of period ......................     $  10.00          $  10.00         $     10.00
                                                                --------          --------         -----------
Net investment loss .......................................        (0.07)            (0.09)              (0.23)
Net realized and unrealized gain on investments ...........         0.90              1.75                0.31
                                                                --------          --------         -----------
  Total from investment operations ........................         0.83              1.66                0.08
                                                                --------          --------         -----------
Net asset value, end of period ............................     $  10.83          $  11.66         $     10.08
                                                                ========          ========         ===========
Total Return ..............................................          8.3%             16.6%                0.8%
                                                                ========          ========         ===========
Ratios and Supplemental Data:

 Net assets, end of period (000's omitted) ................     $  9,513          $  6,774         $     5,251
                                                                ========          ========         ===========
Ratio of expenses excluding interest
  to average net assets ...................................         1.47%             1.53%               1.78%
                                                                ========          ========         ===========
 Ratio of expenses including interest
  to average net assets ...................................         1.47%             1.53%               2.87%
                                                                ========          ========         ===========
 Ratio of net investment loss
  to average net assets ...................................        (0.80)%           (0.89)%             (2.53)%
                                                                ========          ========         ===========
Portfolio Turnover Rate ...................................       186.76%           134.06%             229.11%
                                                                ========          ========         ===========
Amount of debt outstanding at end of period ....................................................    $  955,600
                                                                                                    ==========
Average amount of debt outstanding during the period ...........................................    $  826,076
                                                                                                    ==========
Average daily number of shares outstanding during the period ...................................       515,270
                                                                                                    ==========
Average amount of debt per share during the period .............................................    $     1.60
                                                                                                    ==========

*  Ratios have been annualized; total return has not been annualized.

** Prior to April 12, 1996, the Alger Capital Appreciation Retirement Portfolio was the Alger Defined Contribution Leveraged AllCap Portfolio.


================================================================================
                                      vii

                            THE ALGER RETIREMENT FUND

     The Fund is a diversified, open-end management investment company that offers a selection of four portfolios, each with the investment objective of long-term capital appreciation. The offering price of the shares of each portfolio is net asset value per share. Shares of the portfolios are only available for investment through defined contribution retirement plans (the "Plans") which elect to make the Fund an investment option for participants in such Plans. Individuals, including participants in such Plans, cannot directly invest in the Fund but may do so only through a participating Plan. The Fund reserves the right to make shares of the portfolios available to other investors, as may be approved by the Trustees from time to time. The Fund's Board of Trustees may establish additional Portfolios at any time.

     Only the Plans may be record holders of the shares of the portfolios. Within the limitations applicable to a Plan, a participant in such Plan (a "Participant") may direct the Plan to purchase or redeem shares of the Fund. Participants in a Plan cannot contact the Fund directly to request the purchase or redemption of the portfolios' shares. Instead, Participants must contact their Plan Sponsor or its agent designated for the purpose of processing purchase and redemption requests. References in this Prospectus to shareholders are to Plan Sponsors as the record holders of the Fund's shares. The assets of the Fund are not plan assets of any of the Plans.

                           FRED ALGER MANAGEMENT, INC.

     Subject to the supervision and direction of the Fund's Board of Trustees, Fred Alger Management, Inc. ("Alger Management") is responsible for the overall administration of the Fund, manages the portfolios in accordance with the portfolios' investment objectives and stated investment policies, makes investment decisions for the Portfolios, places orders to purchase and sell securities on behalf of the portfolios and employs professional securities analysts who provide research services exclusively to the Portfolios and other accounts for which Alger Management or its affiliates serve as investment adviser. Alger Management is generally engaged in the business of rendering investment advisory services to mutual funds, institutions and, to a lesser extent, individuals. Alger Management has been engaged in the business of rendering investment advisory services since 1964 and as of January 31, 1998, had approximately $7.8 billion under management--$4.5 billion in mutual fund accounts and $3.3 billion in other advisory accounts.

                              INVESTMENT OBJECTIVES
                                  AND POLICIES

     The following is a brief description of the investment objectives and policies of each Portfolio. No assurance can be given that any Portfolio's objective(s) will be achieved. Certain instruments and techniques discussed in this summary are described in greater detail in this Prospectus under the caption "Certain Securities and Investment Techniques" and in the Statement of Additional Information.

     The Statement of Additional Information contains specific investment restrictions that govern the Portfolios' investments. These restrictions and the Portfolios' investment objectives are "fundamental" policies, which means that they may not be changed without a majority vote of shareholders of the affected Portfolio. Except for the investment objectives and the investment restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, so the Fund's Board of Trustees may change them without shareholder approval. The fundamental restrictions applicable to the Portfolios include, among others, (i) a prohibition on any Portfolio's purchasing a security, other than obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities ("U. S. Government securities"), if as a result more than five percent of the assets of the Portfolio would be invested in the securities of the issuer or the Portfolio would own more than 10 percent of the outstanding voting securities of the issuer, except that 25 percent of a Portfolio's total assets may be invested without regard to the five percent limitation; (ii) a prohibition on any Portfolio's investing more than 25 percent of its total assets in the securities of issuers in a particular industry with exceptions for U.S. Government securities; and (iii) a prohibition on any Portfolio's borrowing money or pledging its assets, except for temporary or emergency purposes in an amount not exceeding 10 percent of the Portfolio's total assets, except that the Alger Capital Appreciation Retirement Portfolio may borrow for investment purposes (see "Certain Securities and Investment Techniques--Leverage Through Borrowing").

     Each Portfolio may invest a portion of its assets in money market instruments, including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements.

     No Portfolio will invest more than 15 percent of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation (see "Certain Securities and Investment Techniques--Restricted Securities"). In addition, each Portfolio will limit its investments in warrants and rights to not more than five percent of its net assets, of which not more than two percent of its net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants or rights acquired as part of a unit attached to securities at the time of acquisition are not subject to these limitations, which may be changed without shareholder approval. Each Portfolio may lend its securities and enter into "short sales against the box." See "Certain Securities and Investment Techniques." The Portfolios will only invest in convertible debt securities rated in one of the three highest rating categories by any nationally recognized statistical rating organization ("NRSRO"). See the Statement of Additional Information for a description of these ratings.

ALL PORTFOLIOS

     The investment objective of each Portfolio is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of a Portfolio. Each Portfolio seeks to achieve its objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. The capitalization criteria outlined below for each Portfolio are not mutually exclusive and a given security may be owned by more than one or all of the Portfolios.


     It is anticipated that each Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. The risks involved in investing in smaller companies are discussed below under "Alger Small Cap Retirement Portfolio." In order to afford a Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective or to meet redemptions, each Portfolio may hold up to 15 percent of its net assets in money market instruments and repurchase agreements and in excess of this amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives. See "Certain Securities and Investment Techniques."

ALGER SMALL CAP RETIREMENT PORTFOLIO

     Except during temporary defensive periods, the Alger Small Cap Retirement Portfolio, formerly known as Alger Defined Contribution Small Cap Portfolio, invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have "total market capitalization"--present market value per share multiplied by the total number of shares outstanding--within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. Both indexes are broad indexes of small capitalization stocks. As of December 31, 1997, the range of market capitalization of the companies in the Russell Index was $20 million to $2.97 billion; the range of market capitalization of the companies in the S&P Index at that date was $21 million to $2.934 billion. The combined range as of that date was $20 million to $2.97 billion. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

     Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Companies in which the Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities issued by such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the Portfolio may not be appropriate for all investors.

ALGER MIDCAP GROWTH
RETIREMENT PORTFOLIO

     Except during temporary defensive periods, the Alger MidCap Growth Retirement Portfolio, formerly known as Alger Defined Contribution MidCap Growth Portfolio, invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. As of December 31, 1997, the range of market capitalization of these companies was $213 million to $13.737 billion. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER CAPITAL APPRECIATION
RETIREMENT PORTFOLIO

     Except during temporary defensive periods, the Alger Capital Appreciation Retirement Portfolio, formerly known as Alger Defined Contribution Leveraged AllCap Portfolio, invests at least 85 percent of its net assets in equity securities of companies of any size. The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to in-crease gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts. The Portfolio may also borrow money for the purchase of additional securities. The Portfolio may borrow only from banks and may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing. See "Certain Securities and Investment Techniques."

                         SELECTING AMONG THE PORTFOLIOS

     Set forth below is information that may be of assistance in selecting a Portfolio suitable for a particular investor's needs. Further assistance in the investment process is available by calling (800) 992-3362. Available at this number will be licensed, registered representatives who are knowledgeable about the Fund and each of the Portfolios. There is no charge for making this call.

     Each of the Portfolios, like all other investments, can provide two types of return: income return and capital return. Income return is the income received from an investment, such as interest on bonds and money market instruments and dividends from common and preferred stocks. Capital return is the change in the market value of an investment, such as an increase in the price of a common stock or of shares of a Portfolio. Total return is the sum of income return and capital return. Thus, if a Portfolio over a year produces four percent in income return and its shares increase in value by three percent, its total return is seven percent. In general, the more that capital return is emphasized over income return in an investment program, the more risk is associated with the program.

      Growth funds such as the Portfolios seek primarily capital return. They invest primarily in common stocks and offer the opportunity of the greatest return over the long term but can be risky since their prices fluctuate with changes in stock market prices, as described in the preceding paragraph. Further, growth funds that invest in smaller companies, such as the Alger Small Cap Retirement Portfolio, offer potential for significant price gains if the companies are successful, but there is also the risk that the companies will not succeed and the price of the companies' shares will drop in value. Growth funds that invest in larger, more established companies, such as the Alger MidCap Growth Retirement Portfolio, generally offer relatively less opportunity for capital return but a greater degree of safety. In addition, funds that leverage through borrowing, such as the Alger Capital Appreciation Retirement Portfolio, offer an opportunity for greater capital appreciation, but at the same time increase exposure to capital risk.

     Investors considering equity investing through the Portfolios should carefully consider the inherent risks. Expectations of future inflation rates should be considered in making investment decisions and even though over the long term stocks may present attractive opportunities, the results of an equity investment managed by a particular management firm may not match those of the market as a whole.

                             CERTAIN SECURITIES AND
                              INVESTMENT TECHNIQUES

REPURCHASE AGREEMENTS

     Under the terms of a repurchase agreement, a Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio's holding period.

SHORT SALES

     Each Portfolio may sell securities "short against the box." While a short sale is the sale of a security the Portfolio does not own, it is "against the box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

RESTRICTED SECURITIES

     Each Portfolio may invest in restricted securities, which are securities subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for the Portfolio to bear the expense of registration. No restricted securities will be acquired if the acquisition would cause the aggregate value of all illiquid securities to exceed 15 percent of the Portfolio's net assets.

     The Portfolios may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Fund's Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased by a Portfolio pursuant to the Rule, subject to the Board's oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Because institutional trading in restricted securities is relatively new, it is not possible to predict how institutional markets will develop. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund's Portfolios could be adversely affected.

LENDING OF PORTFOLIO SECURITIES

     In order to generate income and to offset expenses, each Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by a Portfolio, if and when made, may not exceed 331/3 percent of the Portfolio's total assets, including all collateral on such loans less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U. S. Government securities that are maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities.

OPTIONS TRANSACTIONS

     The Alger Capital Appreciation Retirement Portfolio may purchase or sell (that is, write) listed options on securities as a means of achieving additional return or of hedging the value of its portfolio. The Portfolio may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets. The Portfolio may only buy or sell options that are listed on a national securities exchange.

     A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

     A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

     If the Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

     An option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets, although no more than 5% will be committed to transactions entered into for non-hedging purposes.

     The Portfolio may write put and call options on stock indexes for the purpose of increasing its gross income and to protect its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired. In addition, the Portfolio may purchase put and call options on stock indexes in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. Options on stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain, from the writer, cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Portfolio, the Portfolio recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Portfolio is exercised by the holder. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Alger Management's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

STOCK INDEX FUTURES AND OPTIONS ON
STOCK INDEX FUTURES

     The Alger Capital Appreciation Retirement Portfolio may purchase and sell stock index futures contracts and options on stock index futures contracts. These investments may be made solely for hedging or other permissible risk management purposes, such as protecting the price of a security the Portfolio intends to buy, but not for purposes of speculation. Aggregate initial margins and premiums on such investments may not constitute more than 5% of the

Portfolio's assets. Hedging and other risk management transactions are undertaken to reduce or eliminate any of several kinds of price fluctuation risk. For example, put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index.

     A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, the Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with considerations also given to liquidity. While incidental to its securities activities, the Portfolio may use index futures as a substitute for a comparable market position in the underlying securities.

     There can be no assurance of the Portfolio's successful use of stock index futures as a hedging device. Due to the risk of an imperfect correlation between securities in the Portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. The risk of imperfect correlation increases as the composition of the Portfolio varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

     An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Portfolio will sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or that there will be a correlation between price movements in the options on stock index futures and price movements in the Portfolio's securities which are the subject of the hedge. In addition, the Portfolio's purchase of such options will be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

LEVERAGE THROUGH BORROWING

     The Alger Capital Appreciation Retirement Portfolio may borrow from banks for investment purposes. This borrowing is known as leveraging. The Portfolio may use up to 331/3 percent of its assets for leveraging. The Investment Company Act of 1940, as amended, requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio's securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

PORTFOLIO TURNOVER

     A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Portfolio's securities, with obligations with less than one year to maturity excluded. A 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year.

     The Portfolios will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.

     In Alger Management's view, companies are organic entities that continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation and not for short-term trading profits. However, the Portfolios may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management's philosophy to pursue the Portfolios' investment objective of capital appreciation by managing these Portfolios actively, which may result in high portfolio turnover. Increased portfolio turnover will have the effect of increasing a Portfolio's brokerage and custodial expenses.

                                   MANAGEMENT

BOARD OF TRUSTEES

     The affairs of the Fund are managed under the supervision of its Board of Trustees. The Statement of Additional Information contains general background information about each Trustee and executive officer of the Fund. By virtue of the responsibilities assumed by Alger Management, the Fund requires no employees other than its executive officers. None of the Fund's executive officers devotes full time to the affairs of the Fund.

INVESTMENT MANAGER

     Alger Management serves as the Fund's investment manager. In that capacity, Alger Management, among other things, analyzes the Portfolios' assets, arranges for the purchase and sale of the Portfolios' securities and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that the Fund's distributor, Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, will serve as the Fund's broker in effecting substantially all of the Portfolios' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. In addition, Alger Management may select broker-dealers that provide it with brokerage and research services and may cause a Portfolio to pay these broker-dealers commissions that exceed those other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and research services received. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter portfolio transactions, subject to the requirements of best price and execution.

     Alger Management is a wholly owned subsidiary of Alger Inc. which in turn is a wholly owned subsidiary of Alger Associates, Inc., a financial services holding company.

      Fred M. Alger III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

     As compensation for the investment management services rendered, each Portfolio pays Alger Management a separate fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Portfolio's average daily net assets, as follows: Alger Small Cap Retirement Portfolio and Alger Capital Appreciation Retirement Portfolio--.85 percent; Alger MidCap Growth Retirement Portfolio--.80 percent.

      David D. Alger, Seilai Khoo and Ronald Tartaro are primarily responsible for the day-to-day management of the Portfolios of the Fund. Mr. Alger has been employed by Alger Management since 1971, as Executive Vice President and Director of Research until 1995 and as President since 1995. Ms. Khoo has been employed by Alger Management since 1989 as a senior research analyst until 1995 and as a Senior Vice President since 1995. Mr. Tartaro has been employed by Alger Management since 1990 as a senior research analyst until 1995 and as a Senior Vice President since 1995. Mr. Alger, Ms. Khoo and Mr. Tartaro also serve as portfolio managers for other mutual funds and investment accounts managed by Alger Management.

     Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 992-3362.

     Alger Shareholder Services, Inc., an affiliate of Alger Management, serves as transfer agent for the Fund. Certain record-keeping services that would otherwise be performed by Alger Shareholder Services, Inc. may be performed by other entities providing similar services to their customers who invest in the Portfolios. The Fund, Alger Shareholder Services, Inc., Alger Inc. or any of its affiliates may elect to enter into a contract to pay them for such services.

EXPENSES OF THE FUND

     Each  Portfolio  will bear its own  expenses.  Operating  expenses for each
Portfolio generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time, Alger Management in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Portfolios while retaining the ability to be reimbursed by the applicable Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

     Each Portfolio of the Fund may compensate certain entities other than Alger Inc. and its affiliates for providing record-keeping and/or administrative services to participating retirement plans. This compensation may be paid at an annual rate of up to .25% of the net asset value of shares of the Portfolio held by those plans.

                                 NET ASSET VALUE

     The net asset value per share of each Portfolio is calculated on each day on which the New York Stock Exchange, Inc. (the "NYSE") is open as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The NYSE is currently open on each Monday through Friday, except (i) January 1st, Dr. Martin Luther King, Jr. Day, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and December 25th or (ii) the preceding Friday when any one of those holidays falls on a Saturday, or the subsequent Monday when any one of those holidays falls on a Sunday. Net asset value per share of a Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.

     The assets of the Portfolios that are traded on a securities exchange or other recognized market are valued on the basis of market quotations. Assets of those Portfolios for which quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. Instruments with remaining maturities of 60 days or less are valued on the basis of amortized cost, as described in the Statement of Additional Information.

                            PURCHASES AND REDEMPTIONS

     All direct purchasers of shares of the Portfolios will be Plan Sponsors which establish or maintain Plans. Participants may invest in shares of the Portfolios only through their respective Plan Sponsor. Participants cannot contact the Fund directly to purchase or redeem shares of the Portfolios. Instead, Participants must contact their Plan Sponsor or its agent for the purpose of processing purchase requests. There is no minimum amount for initial or subsequent investments for any Plan Sponsor. Participants should contact their Plan Sponsor for information concerning the appropriate procedure for investing in the Fund.

     Orders received by the Fund or the Fund's transfer agent are effected on days on which the NYSE is open for trading. For orders received before the close of regular trading on the NYSE, purchases and redemptions of the shares of each Portfolio are effected at the respective net asset values per share determined as of the close of regular trading on the NYSE on that same day. Orders received after the close of regular trading on the NYSE are effected at the next calculated net asset value. See "Net Asset Value." All orders for the purchase of shares are subject to acceptance or rejection by the Fund. Payment for redemptions will be made by the Fund's transfer agent on behalf of the Fund and the relevant Portfolios within seven days after the request is received. The
Fund does not assess any fees, either when it sells or when it redeems its shares.

     Investors may exchange stock of companies acceptable to Alger Management for shares of the Portfolios of the Fund with a minimum of 100 shares of each company generally being required. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Portfolios of the Fund without the expense of selling the securities in the public market. The investor should furnish either in writing or by telephone to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a Letter of Transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the Letter of Transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian, the securities will be valued as of the close of business on the day of receipt in the same manner as the Portfolio's securities are valued each day. Shares of the Portfolio having an equal net asset value as of the close of the same day will be registered in the investor's name. There is no sales charge on the issuance of shares of the Portfolio, no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

     Under unusual circumstances, shares of a Portfolio may be redeemed "in kind," which means that the redemption proceeds will be paid with securities which are held by the Portfolio. Please refer to the Statement of Additional Information for more details.

                           DIVIDENDS AND DISTRIBUTIONS

     Each Portfolio will be treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested on the payment date for each shareholder's account in additional shares of the Portfolio that paid the dividend or distribution at net asset value. Dividends will be declared and paid annually. Distributions of any net realized capital gains earned by a Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned.

                                      TAXES

     Each Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Fund-wide) basis.

     The Fund intends that each Portfolio will qualify separately as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code") for each taxable year of each Portfolio. If so qualified, and providing certain distribution requirements are met, a Portfolio will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

     With respect to participants in the Plans, dividends from net investment income and net realized capital gains ordinarily will not be subject to taxation until such dividends are distributed to such participants from their Plan accounts. Generally, distributions from a Plan will be taxable as ordinary income at the rate applicable to the participant at the time of distribution. In certain cases, distributions made to a participant from a Plan prior to the date on which the participant reaches age 591/2 are subject to a penalty tax equivalent to 10% of the amount so distributed, in addition to the ordinary income tax payable on such amount for the year in which it is distributed.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. Participants should consult their Plan Sponsors or tax advisers regarding the tax consequences of participation in the Plan or of any Plan contributions or withdrawals.

                                  ORGANIZATION

     The Fund was organized on July 14, 1993 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Fund offers shares of beneficial interest of separate series, par value $.001 per share. An unlimited number of shares of four series, representing the shares of the Fund's portfolios, have been authorized. No series of shares has any preference over any other series.

     When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Portfolio is required on any matter affecting the Portfolio on which shareholders are entitled to vote, such as approval of a Portfolio's agreement with Alger Management. Shareholders of one Portfolio are not entitled to vote on a matter that does not affect that Portfolio but that does require a separate vote of the other Portfolios. There normally will be no annual meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office on the vote of shareholders holding at least two-thirds of the Fund's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting on the written request of shareholders holding at least 10 percent of the Fund's outstanding shares.

CONTROL SHAREHOLDERS

At February 2, 1998, Wells Fargo Bank, Trustee for Mentor Graphics, owned beneficially or of record 57.38% of the Alger Small Cap Retirement Portfolio. The Fred Alger & Company, Incorporated et al Pension Plan and the Fred Alger Company, Incorporated et al Profit Sharing Plan (the "Plans") owned beneficially or of record 35.00% and 41.64%, respectively, of the Alger MidCap Growth Retirement Portfolio; and 38.27% and 38.75%, respectively, of the Alger Capital Appreciation Retirement Portfolio at February 2, 1998. These shareholders may be deemed to control the specified portfolios.

                                   PERFORMANCE

     Each Portfolio may include quotations of "total return" and/or "yield" in advertisements or reports to shareholders or prospective investors. BOTH "TOTAL RETURN" AND/OR "YIELD" FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Total return figures show the aggregate or average percentage change in value of an investment in a Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent 1, 5 and 10 year periods, and may be given for other periods as well (such as from commencement of the Portfolio's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that the Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Portfolio may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in Portfolio share prices and assuming reinvestment of dividends and distributions) as well as "actual annual" and "annualized" total return figures. Total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (i. e., change in value of initial investment, income dividends and capital gains distributions). The "yield" of the Portfolio refers to "net investment income" generated by the Portfolio over a specified thirty-day period. This income is then "annualized." That is, the amount of "net investment income" generated by the Portfolio during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. "Total return" and "yield" for a Portfolio will vary based on changes in market conditions. In addition, since the deduction of a Portfolio's expenses is reflected in the total return and yield figures, "total return" and "yield" will also vary based on the level of the Portfolio's expenses.

     From time to time, advertisements or reports to shareholders may compare the yield or performance of a Portfolio to that of other mutual funds with a similar investment objective. The performance of a Portfolio might be compared with rankings prepared by Lipper Analytical Services, Inc., which is a widely recognized, independent service that monitors the performance of mutual funds, as well as to various unmanaged indices, such as the S&P 500. In addition, evaluations of the Portfolios published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY AND THE WALL STREET JOURNAL may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of such Portfolio's performance for any future period.

                      INVESTOR AND SHAREHOLDER INFORMATION

     Investors and shareholders may contact the Fund toll-free at (800) 992-3362 for further information regarding the Fund and the Portfolios, as well as for assistance in selecting a Portfolio and obtaining a Statement of Additional Information. The Fund's Annual Report contains additional performance information and is available on request and without charge by contacting the Fund at the toll-free number listed above.

================================================================================

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

INVESTMENT MANAGER:
Fred Alger Management, Inc.
75 Maiden Lane
New York, New York 10038

DISTRIBUTOR:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

TRANSFER AGENT:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

INDEPENDENT PUBLIC ACCOUNTANTS:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105

COUNSEL:
Hollyer Brady Smith Troxell Barrett Rockett
  Hines & Mone LLP
551 Fifth Avenue

New York, NY 10176

                                 ALGER SMALL CAP
                              RETIREMENT PORTFOLIO

                               ALGER MIDCAP GROWTH
                              RETIREMENT PORTFOLIO

                           ALGER CAPITAL APPRECIATION
                              RETIREMENT PORTFOLIO

                                   PROSPECTUS

                                FEBRUARY 25, 1998

================================================================================

PROSPECTUS
----------

                THE ALGER|75 Maiden Lane
               RETIREMENT|New York, New York 10038
                     FUND|(800) 992-3362


                        ALGER GROWTH RETIREMENT PORTFOLIO
================================================================================

     The Alger Retirement Fund (the "Fund"), formerly known as The Alger Defined Contribution Trust, is a registered investment company--a mutual fund--that presently offers interests in four portfolios. This Prospectus sets forth information about the Alger Growth Retirement Portfolio (the "Portfolio"). The Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

     Shares of the Portfolio are available for investment without a sales charge to defined contribution retirement plans (the "Plans") which elect to make the Fund an investment option for participants in such Plans.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


     This Prospectus, which should be retained for future reference, is designed to provide you with certain essential information that you should know before investing. A "Statement of Additional Information" dated February 25, 1998 containing further information about all portfolios of the Fund, including the Portfolio, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained, without charge, by contacting the Fund at the address or phone number above.


 FRED ALGER|                                       FRED ALGER|
MANAGEMENT,|INVESTMENT MANAGER                     & COMPANY,|DISTRIBUTOR
       INC.|                                     INCORPORATED|


--------------------------------------------------------------------------------
          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
               OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                    ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                     ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
                                February 25, 1998

--------------------------------------------------------------------------------
                                    CONTENTS
                                                 Page
                                                 ----
The Portfolio's Expenses......................... iii

Financial Highlights ............................  iv

Alger Growth Retirement Portfolio ...............   1

Fred Alger Management, Inc. .....................   1

Investment Objective and Policies ...............   1

Certain Securities and Investment
    Techniques ..................................   3

Management ......................................   5

Net Asset Value .................................   7

Purchases and Redemptions .......................   7

Dividends and Distributions .....................   8

Taxes ...........................................   8

Organization ....................................   9

Performance .....................................   9

Investor and Shareholder Information ............  10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PORTFOLIO'S EXPENSES

   The Table below is designed to assist you in understanding the various costs and expenses that you will bear as a shareholder. The Table does not reflect any charges or deductions which are, or may be, imposed by the Plans.

   The Example below asssumes that all dividends and distributions are reinvested and that the annual percentage amounts listed under Annual Portfolio Operating Expenses remain the same in each of the periods shown. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases ...........................     None
Maximum Sales Load Imposed on Reinvested Dividends ................     None
Deferred Sales Load ...............................................     None
Redemption Fees ...................................................     None
Exchange Fees .....................................................     None

ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)*
Management Fees ...................................................      .75%
Other Expenses ....................................................      .38
Total Portfolio Expenses ..........................................     1.13%
                                                                        ====

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

One Year ..........................................................    $  12
Three Years .......................................................       36
Five Years ........................................................       62
Ten Years .........................................................      137

  * Based on expenses incurred during the Portfolio's last fiscal year, restated to reflect the estimated future effect of compensating providers of record-keeping and/or administrative services to participating retirement plans. See "Management--Expenses."
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

     The Financial Highlights have been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 12, 1997 on the Fund's financial statements as of October 31, 1997, which are included in the Fund's Statement of Additional Information. The Financial Highlights should be read in conjunction with the Fund's financial statements and related notes. The Statement of Additional Information may be obtained from the Fund without charge.

THE ALGER RETIREMENT FUND
GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-----------------------------------------------------------------------------------------------------------------------
                                                           1997              1996              1995             1994(i)
                                                           ----              ----              ----             -------
Net asset value, beginning of period .................   $    9.32        $   11.65        $    10.38         $   10.00
                                                         ---------        ---------        ----------         ---------
Net investment loss ..................................       (0.02)(ii)       (0.01)            (0.01)            (0.03)
Net realized and unrealized gain on investments ......        2.65             0.91              3.59              0.41
                                                         ---------        ---------        ----------         ---------
  Total from investment operations ...................        2.63             0.90              3.58              0.38
Distributions from net realized gains ................       (1.17)           (3.23)            (2.31)               --
                                                         ---------        ---------        ----------         ---------
Net asset value, end of period .......................   $   10.78        $    9.32        $    11.65         $   10.38
                                                         =========        =========        ==========         =========

Total Return ........................................         28.8%             8.2%             37.1%              3.8%

Ratios and Supplemental Data:

 Net assets, end of period (000's omitted) ..........    $  22,922        $  11,325        $   13,042         $   9,365
                                                         ---------        ---------        ----------         ---------
 Ratio of expenses to average net assets ............         1.13%            1.07%             1.11%             1.26%
                                                         =========        =========        ==========         =========
 Ratio of net investment loss
    to average net assets ...........................        (0.22%)          (0.09%)           (0.18%)           (0.29%)
                                                         =========        =========        ==========         =========
Portfolio Turnover Rate .............................       159.38%          142.83%           133.42%           103.79%
                                                         =========        =========        ==========         =========
Average Commission Rate Paid ........................    $   .0718        $   .0716
                                                         =========        =========

(i) For the period November 8, 1993 (commencement of operations) through October
    31, 1994. Ratios have been annualized; total return has not been annualized.

(ii) Amount was computed based on average shares outstanding during the year.
------------------------------------------------------------------------------------------------------------------------

                                  ALGER GROWTH
                              RETIREMENT PORTFOLIO

     The Fund is a diversified, open-end management investment company that offers a selection of four portfolios, each with the investment objective of long-term capital appreciation. The offering price of the shares of the Portfolio is net asset value per share. Shares of the Portfolio are only available for investment through defined contribution retirement plans (the "Plans") which elect to make the Portfolio an investment option for participants in such Plans. Individuals, including participants in such Plans, cannot directly invest in the Portfolio but may do so only through a participating Plan. The Fund reserves the right to make shares of the Portfolio available to other investors, as may be approved by the Trustees from time to time. The Fund's Board of Trustees may establish additional portfolios at any time.

     Only the Plans may be record holders of the shares of the Portfolio. Within the limitations applicable to a Plan, a participant in such Plan (a "Participant") may direct the Plan to purchase or redeem shares of the Portfolio. Participants in a Plan cannot contact the Fund directly to request the purchase or redemption of the Portfolio's shares. Instead, Participants must contact their Plan Sponsor or its agent designated for the purpose of processing purchase and redemption requests. References in this Prospectus to shareholders are to Plan Sponsors as the record holders of the Portfolio's shares. The assets of the Portfolio are not plan assets of any of the Plans.

                           FRED ALGER MANAGEMENT, INC.

     Subject to the supervision and direction of the Fund's Board of Trustees, Fred Alger Management, Inc. ("Alger Management") is responsible for the overall administration of the Fund, manages the Portfolio in accordance with the Portfolio's investment objectives and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and employs professional securities analysts who provide research services exclusively to the Portfolio and other accounts for which Alger Management or its affiliates serve as investment adviser. Alger Management is generally engaged in the business of rendering investment advisory services to mutual funds, institutions and to a lesser extent, individuals. Alger Management has been engaged in the business of rendering investment advisory services since 1964 and as of January 31, 1998, had approximately $7.8 billion under management--$4.5 billion in mutual fund accounts and $3.3 billion in other advisory accounts.

                              INVESTMENT OBJECTIVE
                                  AND POLICIES

     The following is a brief description of the investment objective and policies of the Portfolio. No assurance can be given that the Portfolio's objective will be achieved. Certain instruments and techniques discussed in this summary are described in greater detail in this Prospectus under the caption "Certain Securities and Investment Techniques" and in the Statement of Additional Information.

     The Statement of Additional Information contains specific investment restrictions that govern the Portfolio's investments. These restrictions and the Portfolio's investment objective are "fundamental" policies, which means that they may not be changed without a majority vote of shareholders of the Portfolio. Except for the investment objective and the investment restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, so the Fund's Board of Trustees may change them without shareholder approval. The fundamental restrictions applicable to the Portfolio include, among others, (i) a prohibition on the Portfolio's purchasing a security, other than obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities ("U. S. Government securities"), if as a result more than five percent of the assets of the Portfolio would be invested in the securities of the issuer or the Portfolio would own more than 10 percent of the outstanding voting securities of the issuer, except that 25 percent of the Portfolio's total assets may be invested without regard to the five percent limitation; (ii) a prohibition on the Portfolio's investing more than 25 percent of its total assets in the securities of issuers in a particular industry with exceptions for U.S.
Government securities; and (iii) a prohibition on the Portfolio's borrowing money or pledging its assets, except for temporary or emergency purposes in an amount not exceeding 10 percent of the Portfolio's total assets.

     Except during temporary defensive periods, the Portfolio, formerly known as Alger Defined Contribution Growth Portfolio, invests at least 65 percent of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater.

     The Portfolio may invest up to 35 percent of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion.

     The Portfolio will not invest more than 15 percent of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation (see "Certain Securities and Investment Techniques--Restricted Securities"). In addition, the Portfolio will limit its investments in warrants and rights to not more than five percent of its net assets, of which not more than two percent of its net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants or rights acquired as part of a unit attached to securities at the time of acquisition are not subject to these limitations, which may be changed without shareholder approval. The Portfolio may lend its securities and enter into "short sales against the box." See "Certain Securities and Investment Techniques." The Portfolio will only invest in convertible debt securities rated in one of the three highest rating categories by any nationally recognized statistical rating organization ("NRSRO"). See the Statement of Additional Information for a description of these ratings.

     The investment objective of the Portfolio is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of the Portfolio. The Portfolio seeks to achieve its objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights.

     It is  anticipated  that the Portfolio  will invest  primarily in companies
whose   securities   are  traded  on  domestic   stock   exchanges   or  in  the
over-the-counter  market.

These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit volume growth rate. In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, the Portfolio may hold up to 15 percent of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives. See "Certain Securities and Investment Techniques."

     Investors considering equity investing through the Portfolio should carefully consider the inherent risks. Expectations of future inflation rates should be considered in making investment decisions and even though over the long term stocks may present attractive opportunities, the results of an equity investment managed by a particular management firm may not match the market as a whole.

                             CERTAIN SECURITIES AND
                              INVESTMENT TECHNIQUES

     The Portfolio may use the investment strategies and invest in the types of securities described below, which may involve certain risks. The Statement of Additional Information contains more detailed information about these practices and information about other investment practices of the Portfolio.

REPURCHASE AGREEMENTS

     Under the terms of a repurchase agreement, the Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio's holding period.

SHORT SALES

     The Portfolio may sell securities "short against the box." While a short sale is the sale of a security the Portfolio does not own, it is "against the box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

RESTRICTED SECURITIES

     The Portfolio may invest in restricted securities, which are securities subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for the Portfolio to bear the expense of registration. No restricted securities will be acquired if the acquisition would cause the aggregate value of all illiquid securities to exceed 15 percent of the Portfolio's net assets.

     The Portfolio may invest in restricted securities issued under Rule 144A of the Securities Act of

1933. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. Examples of factors that the Fund's Board of Trustees will take into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). In accordance with Rule 144A, the Board has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased by the Portfolio pursuant to the Rule, subject to the Board's oversight and review. Because institutional trading in restricted securities is relatively new, it is not possible to predict how institutional markets will develop. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio could be adversely affected.

LENDING OF PORTFOLIO SECURITIES

     In order to generate income and to offset expenses, the Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by the Portfolio, if and when made, may not exceed 331/3 percent of the Portfolio's total assets, including all collateral on such loans less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U. S. Government securities that are maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities.

OTHER INVESTMENTS

     The Portfolio may invest a portion of its assets in money market instruments, including, but not limited to, certificates of deposit, time deposits and bankers' acceptances issued by domestic bank and thrift institutions, U.S. Government securities, commercial paper and repurchase agreements.

PORTFOLIO TURNOVER

     A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Portfolio's securities, with obligations with less than one year to maturity excluded. A 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year.

     The Portfolio will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.

     In Alger Management's view, companies are organic entities that continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation and not for short-term trading profits. However, the Portfolio may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management's philosophy to pursue the Portfolio's investment objective of capital appreciation by managing this Portfolio actively, which may result in high portfolio turnover. Increased portfolio turnover will have the effect of increasing the Portfolio's brokerage and custodial expenses.

                                   MANAGEMENT

BOARD OF TRUSTEES

     The affairs of the Fund are managed under the supervision of its Board of Trustees. The Statement of Additional Information contains general background information about each Trustee and executive officer of the Fund. By virtue of the responsibilities assumed by Alger Management, the Fund requires no employees other than its executive officers. None of the Fund's executive officers devotes full time to the affairs of the Fund.

INVESTMENT MANAGER

     Alger Management serves as the Fund's investment manager. In that capacity, Alger Management, among other things, analyzes the Portfolio's assets, arranges for the purchase and sale of the Portfolio's securities and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that the Fund's distributor, Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, will serve as the Fund's broker in effecting substantially all of the Portfolio's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. In addition, Alger Management may select broker-dealers that provide it with brokerage and research services and may cause the Portfolio to pay these broker-dealers commissions that exceed those other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and research services received. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter portfolio transactions, subject to the requirements of best price and execution.

     Alger Management is a wholly owned subsidiary of Alger Inc. which in turn is a wholly owned subsidiary of Alger Associates, Inc., a financial services holding company.

     Fred M. Alger III and his brother, David D. Alger are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

     Alger Management has been engaged in the business of rendering investment advisory services since 1964 and as of January 31, 1998, had approximately $7.8 billion under management--$4.5 billion in mutual fund accounts and $3.3 billion in other advisory accounts.

PORTFOLIO MANAGERS

     David D. Alger, Seilai Khoo and Ronald Tartaro are primarily responsible for the day-to-day management of the portfolios of the Fund. Mr. Alger has been employed by Alger Management since 1971, as Executive Vice President and Director of Research until 1995 and as President since 1995. Ms. Khoo has been employed by Alger Management since 1989, as a senior research analyst until 1995 and as a Senior Vice President since 1995. Mr. Tartaro has been employed by Alger Management since 1990, as a senior research analyst until 1995 and as a Senior Vice President since 1995. Mr. Alger, Ms. Khoo and Mr. Tartaro also serve as portfolio managers for other mutual funds and investment accounts managed by Alger Management.

     Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 992-3362.

FEES

     The Portfolio pays Alger Management a management fee computed daily and paid monthly at an annual rate of 0.75% of the Portfolio's average daily net assets.

EXPENSES

     Operating expenses for the Portfolio generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time, Alger Management in its sole discretion and as it deems appropriate, may assume certain expenses of the Portfolio while retaining the ability to be reimbursed by the Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

     The Portfolio may compensate certain entities other than Alger Inc. and its affiliates for providing record-keeping and/or administrative services to participating retirement plans. This compensation may be paid at an annual rate of up to .25% of the net asset value of shares of the Portfolio held by those plans.

DISTRIBUTOR

     Alger Inc. serves as the Fund's distributor and also distributes the shares of other mutual funds managed by Alger Management.

TRANSFER AGENT

     Alger Shareholder Services, Inc., an affiliate of Alger Management, serves as transfer agent for the Fund. Certain record-keeping services that would otherwise be performed by Alger Shareholder Services, Inc. may be performed by other entities providing similar services to their customers who invest in the Portfolio. The Fund, Alger Shareholder Services, Inc., Alger Inc. or any of its affiliates may elect to enter into a contract to pay them for such services.

                                 NET ASSET VALUE

     The net asset value per share of the Portfolio is calculated on each day on which the New York Stock Exchange, Inc. (the "NYSE") is open as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The NYSE is currently open on each Monday through Friday, except (i) January 1st, Dr. Martin Luther King, Jr. Day, Washington's Birthday (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and December 25th or (ii) the preceding Friday when any one of those holidays falls on a Saturday, or the subsequent Monday when any one of those holidays falls on a Sunday. Net asset value per share of the Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.

     The assets of the Portfolio that are traded on a securities exchange or other recognized market are valued on the basis of market quotations. Those assets for which quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. Instruments with remaining maturities of 60 days or less are valued on the basis of amortized cost, as described in the Statement of Additional Information.

                            PURCHASES AND REDEMPTIONS

     All direct purchasers of shares of the Portfolio will be Plan Sponsors which establish or maintain Plans. Participants may invest in shares of the Portfolio only through their respective Plan Sponsor. Participants cannot contact the Fund directly to purchase shares of the Portfolio. Instead, Participants must contact their Plan Sponsor or its agent for the purpose of processing purchase requests. There is no minimum amount for initial or subsequent investments for any Plan Sponsor. Participants should contact their Plan Sponsor for information concerning the appropriate procedure for investing in the Portfolio.

     Orders for shares of the Portfolio received by the Fund or the Fund's transfer agent are effected on days on which the NYSE is open for trading. For orders received before the close of regular trading on the NYSE, purchases and redemptions of the shares of the Portfolio are effected at the net asset value per share determined as of the close of regular trading on the NYSE on that same day. Orders received after the close of regular trading on the NYSE are effected at the next calculated net asset value. See "Net Asset Value." All orders for the purchase of shares are subject to acceptance or rejection by the Fund. Payment for redemptions will be made by the Fund's transfer agent on behalf of the Fund and the Portfolio within seven days after the request is received. Neither the Fund nor the Portfolio assesses any fees, either when it sells or when it redeems its shares.

     Investors may exchange stock of companies acceptable to Alger Management for shares of the Portfolio with a minimum of 100 shares of each company generally being required. The Fund believes such exchange provides a means by which holders of certain securities may invest in the Portfolio without the expense of selling the securities in the public market. The investor should furnish either in writing or by telephone to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a Let-ter of Transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the Letter of Transmittal to the Custodian of the Portfolio's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian, the securities will be valued as of the close of business on the day of receipt in the same manner as the Portfolio's securities are valued each day. Shares of the Portfolio having an equal net asset value as of the close of the same day will be registered in the investor's name. There is no sales charge on the issuance of shares of the Portfolio, no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

     Under unusual circumstances, shares of a Portfolio may be redeemed "in kind," which means that the redemption proceeds will be paid with securities which are held by the Portfolio. Please refer to the Statement of Additional Information for more details.

                           DIVIDENDS AND DISTRIBUTIONS

     Each Portfolio of the Fund will be treated  separately in  determining  the amounts of dividends of investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested on the payment date for each shareholder's account in additional shares of the Portfolio at net asset value. Dividends will be declared and paid annually. Distributions of any net realized capital gains earned by the Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned.

                                      TAXES

     The Fund intends that the Portfolio will qualify separately as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code") for each taxable year of each Portfolio. If so qualified, and providing certain distribution requirements are met, the Portfolio will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

     With respect to participants in the Plans, dividends from net investment income and net realized capital gains ordinarily will not be subject to taxation until such dividends are distributed to such participants from their Plan accounts. Generally, distributions from a Plan will be taxable as ordinary income at the rate applicable to the participant at the time of distribution. In certain cases, distributions made to a participant from a Plan prior to the date on which the participant reaches age 591/2 are subject to a penalty tax equivalent to 10% of the amount so distributed, in addition to the ordinary income tax payable on such amount for the year in which it is distributed.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. Participants should consult their Plan Sponsors or tax advisers regarding the tax consequences of participation in the Plan or of any Plan contributions or withdrawals.

                                  ORGANIZATION

     The Fund was organized on July 14, 1993 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Fund offers shares of beneficial interest of separate series, par value $.001 per share. An unlimited number of shares of four series, representing the shares of the Fund's portfolios, have been authorized. No series of shares has any preference over any other series.

     When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a portfolio is required on any matter affecting the portfolio on which shareholders are entitled to vote, such as approval of a portfolio's agreement with Alger Management. Shareholders of one portfolio are not entitled to vote on a matter that does not affect that portfolio but that does require a separate vote of the other portfolios. There normally will be no annual meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office on the vote of shareholders holding at least two-thirds of the Fund's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting on the written request of shareholders holding at least 10 percent of the Fund's outstanding shares.

CONTROL SHAREHOLDERS

     At February 2, 1998, Northern Trust Company, Trustee for IHC 401k, owned beneficially or of record 53.61% of the Alger Growth Retirement Portfolio and may therefore be deemed to control the Portfolio.

                                   PERFORMANCE

     The Portfolio may include quotations of "total return" and/or "yield" in advertisements or reports to shareholders or prospective investors. BOTH "TOTAL RETURN" AND/OR "YIELD" FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Total return figures show the aggregate or average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent 1, 5 and 10 year periods, and may be given for other periods as well (such as from commencement of the Portfolio's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, it is important to note that the Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Portfolio may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in Portfolio share prices and assuming reinvestment of dividends and distributions) as well as "actual annual" and "annualized" total return figures. Total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (i. e., change in value of initial investment, income dividends and capital gains distributions). The "yield" of the Portfolio refers to "net investment income" generated by the Portfolio over a specified thirty-day period. This income is then "annualized." That is, the amount of "net investment income" generated by the Portfolio during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. "Total return" and "yield" for the Portfolio will vary based on changes in market conditions. In addition, since the deduction of the Portfolio's expenses is reflected in the total return and yield figures, "total return" and "yield" will also vary based on the level of the Portfolio's expenses.

     From time to time, advertisements or reports to shareholders may compare the yield or performance of the Portfolio to that of other mutual funds with a similar investment objective. The performance of the Portfolio might be compared to rankings prepared by Lipper Analytical Services, Inc., which is a widely recognized, independent service that monitors the performance of mutual funds, as well as to various unmanaged indices, such as the S&P 500. In addition, evaluations of the Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY AND THE WALL STREET JOURNAL may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Portfolio's performance for any future period.

                            INVESTOR AND SHAREHOLDER
                                   INFORMATION

     Investors and shareholders may contact the Fund toll-free at (800) 992-3362 for further information regarding the Fund and the Portfolio, including current performance quotations, as well as for assistance in obtaining a Statement of Additional Information. The Fund's Annual Report contains additional performance information and is available on request and without charge by contacting the Fund at the toll-free number listed above.

================================================================================
     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING OF THE PORTFOLIO'S SHARES, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.
                                     -----
INVESTMENT MANAGER:
Fred Alger Management, Inc.
75 Maiden Lane
New York, New York 10038

DISTRIBUTOR:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

TRANSFER AGENT:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

INDEPENDENT PUBLIC ACCOUNTANTS:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105


COUNSEL:
Hollyer Brady Smith Troxell
 Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176


 THE ALGER|MEETING THE CHALLENGE
RETIREMENT|OF INVESTING
      FUND|

                                  ALGER GROWTH
                              RETIREMENT PORTFOLIO




                          PROSPECTUS|February 25, 1998

================================================================================

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                            THE ALGER|75 MAIDEN LANE
                           RETIREMENT|NEW YORK, NEW YORK 10038
                                 FUND|(800) 992-3362

================================================================================
       The Alger Retirement Fund (the "Fund"), formerly known as The Alger Defined Contribution Trust, is a registered investment company--a mutual fund-- that presently offers interests in the following four portfolios (the "Portfolios"):

                        * Alger Small Cap Retirement Portfolio
                        * Alger MidCap Growth Retirement Portfolio
                        * Alger Growth Retirement Portfolio
                        * Alger Capital Appreciation Retirement Portfolio

Shares of the Fund are available for investment without a sales charge through defined contribution retirement plans (the "Plans") which elect to make the Fund an investment option for participants in such Plans. Individuals, including participants in such Plans, cannot directly invest in the Fund but may do so only through a participating Plan.

       A Prospectus for the Fund dated February 25, 1998, which provides the basic information investors should know before investing, may be obtained without charge by contacting the Fund at the address or phone number above. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus. Unless otherwise noted, terms used in this Statement of Additional Information have the same meaning as assigned to them in the Prospectus.

                                    CONTENTS

Investment Objectives and Policies ..................    2
Net Asset Value .....................................    7
Purchases and Redemptions ...........................    7
Management ..........................................    8
Taxes ...............................................   10
Custodian ...........................................   11
Transfer Agent ......................................   11
Certain Shareholders ................................   11
Organization ........................................   12
Determination of Performance ........................   13
Financial Statements ................................   14
Appendix ............................................   A-l

INVESTMENT OBJECTIVES AND POLICIES

CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The Prospectus discusses the investment objectives of each Portfolio and the policies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

USE OF RATINGS AS INVESTMENT CRITERIA

The ratings of the nationally recognized statistical rating organizations, which are described in the Appendix to this Statement of Additional Information, represent their opinions as to the quality of corporate obligations. It should be emphasized that ratings are general and not absolute standards of quality, and obligations with the same maturity, interest rate and rating may have different yields while obligations of the same maturity and interest rate with different ratings may have the same yield. After being purchased by a Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by a Portfolio. In such case, although neither event will require the sale of the obligation by a Portfolio, Fred Alger Management, Inc. ("Alger Management") will consider the event in determining whether a Portfolio should continue to hold the obligation.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. Government securities that the Portfolios may hold include, in addition to those described in the Prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration.

LENDING OF PORTFOLIO SECURITIES

The Portfolios have the authority to lend securities to brokers, dealers and other financial organizations. The Portfolios will not lend securities to Alger Management or its affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (a) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Portfolio must be able to terminate the loan at any time; (d) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities.

REPURCHASE AGREEMENTS

Each Portfolio may engage in repurchase agreement transactions with banks, registered broker-dealers and government securities dealers approved by the Fund's Board of Trustees. Under the terms of a repurchase agreement, a Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio's holding period. Thus, repurchase agreements may be seen to be loans by the Portfolio collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation including interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the agreement. Alger Management, acting under the supervision of the Fund's Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

RULE 144A SECURITIES

Rule 144A under the Securities Act of 1933 is designed to facilitate efficient trading of unregistered securities among institutional investors. The Rule permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ.

OPTIONS (ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO ONLY)

A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Portfolio maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. Similarly, if the Portfolio is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Portfolio so desires.

The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Portfolio would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Portfolio may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Portfolio is obligated, in return for the premium received, to make delivery of this amount. The Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in the Portfolio's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management may be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to the Portfolio's writing of put and call options, there can be no assurance that the Portfolio will succeed in any option-writing program it undertakes.

STOCK  INDEX  FUTURES  AND  OPTIONS  ON  STOCK  INDEX  FUTURES   (ALGER  CAPITAL
APPRECIATION RETIREMENT PORTFOLIO ONLY)

The Portfolio may enter into stock index futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated market changes and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the Purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Portfolio's use of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. In addition to the initial deposit and variation margin, the Portfolio will maintain in a segregated account with its custodian liquid securities in an amount equal to the difference between (i) the sum of the total deposit and variation margin payments and (ii) the contract amount. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 12 below have been adopted by the Fund with respect to each of the Portfolios as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a Fund meeting if the holders of more than

50 percent of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50 percent of the outstanding shares. A fundamental policy affecting a particular Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the affected Portfolio. Investment restrictions 13 through 18 may be changed by vote of a majority of the Fund's Board of Trustees at any time.

The investment policies adopted by the Fund prohibit each Portfolio from:

1. Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of a Portfolio's total assets would be invested in the securities of the issuer, except that up to 25 percent of the value of the Portfolio's total assets may be invested without regard to this limitation.

2. Purchasing more than 10 percent of the voting securities of any one issuer or more than 10 percent of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3. Selling securities short or purchasing securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

4. Borrowing money, except that (a) all Portfolios other than the Alger Capital Appreciation Retirement Portfolio may borrow for temporary or emergency (but not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; and (b) the Alger Capital Appreciation Retirement Portfolio may borrow from banks for investment purposes as set forth in the Prospectus. Whenever borrowings described in (a) exceed five percent of the value of the Portfolio's total assets, the Portfolio, other than the Alger Capital Appreciation Retirement Portfolio, will not make any additional investments. Immediately after any borrowing the Portfolio will maintain asset coverage of not less than 300 percent with respect to all borrowings.

5. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Portfolio's total assets, except in connection with borrowings as noted in 4(b) above.

6. Issuing senior securities, except that the Alger Capital Appreciation Retirement Portfolio may borrow from banks for investment purposes so long as the Portfolio maintains the required asset coverage.

7. Underwriting the securities of other issuers, except insofar as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

9. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

10. Purchasing any securities that would cause more than 25 percent of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

11. Investing in commodities except that the Alger Capital Appreciation Retirement Portfolio may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5 percent of its total assets are invested in margin and premiums.

12. Purchasing or selling real estate or real estate limited partnerships, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

13. Investing more than 15 percent of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. However, securities with legal and contractual restrictions on resale issued pursuant to Rule 144A of the Securities Act of 1933 may be purchased if they are determined to be liquid, and such purchases would not be subject to the 15 percent limit stated above. The Board of Trustees will in good faith determine the specific types of securities deemed to be liquid and the value of such securities.

14. Investing in oil, gas or other mineral leases, or exploration or development programs, except that the Portfolio may invest in the securities of companies that invest in or sponsor those programs.

15. Purchasing any security if as a result the Portfolio would then have more than five percent of its total assets invested in securities of issuers (including predecessors) that have been in continual operation for less than three years. This limitation shall not apply to investments in U.S. Government securities.

16. Making investments for the purpose of exercising control or management.

17. Investing in warrants, except that the Portfolio may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed five percent of the value of the Portfolio's net assets, of which not more than two percent of the Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

18. Purchasing or retaining the securities of any issuer if, to the knowledge of the Fund, any of the officers, directors or trustees of the Fund or Alger Management individually owns more than .5 percent of the outstanding securities of the issuer and together they own beneficially more than five percent of the securities.

Except in the case of the 300 percent limitation set forth in Investment Restriction No. 4, the percentage limitations contained in the foregoing restrictions apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Portfolio's assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Portfolio are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Trustees. Although investment requirements for each Portfolio are reviewed independently from those of the other accounts managed by Alger Management and those of the other Portfolios, investments of the type the Portfolios may make may also be made by these other accounts or Portfolios. When a Portfolio and one or more other Portfolios or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, as well as other regulatory requirements, the Fund's Board of Trustees has determined that portfolio transactions will be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Portfolio involved a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Such transactions will be fair and reasonable to the Portfolio's shareholders. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Portfolio involved, the other Portfolios and/or other accounts over which Alger Management or its affiliates exercise investment discretion to the extent permitted by law. The Fund will consider sales of its shares as a factor in the selection of broker-dealers to execute over-the-counter transactions, subject to the requirements of best price and execution. Alger Management's fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage and research services. The Fund's Board of Trustees will periodically review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits received by the Portfolios. For the fiscal year ended October 31, 1995, the Fund paid an aggregate of approximately $82,777 in commissions to broker-dealers in connection with portfolio transactions all of which was paid to Alger Inc. For the fiscal year ended October 31, 1996, the Fund paid an aggregate of approximately $107,038 in commissions in connection with portfolio transactions, to Alger Inc. For the fiscal year ended October 31, 1997, the Fund paid an aggregate of approximately $162,299 in commissions in connection with Portfolio transactions to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended October 31, 1997 constituted 98% of the aggregate brokerage commissions paid by the Fund; during that year, 96% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Fund and, accordingly, receives no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.

NET ASSET VALUE

The Prospectus discusses the time at which the net asset values of the Portfolios are determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing the Portfolio's assets.

The assets of the Portfolios are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Fund's Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Fund's Board of Trustees.

The valuation of money market instruments with maturities of 60 days or less is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

PURCHASES AND REDEMPTIONS

     Shares of the Portfolios are only available for investment through defined contribution retirement plans (the "Plans") which elect to make the Fund an investment option for participants in such Plans. Individuals, including participants in such Plans, cannot directly invest in the Fund but may do so only through a par-ticipating Plan. However, the Fund reserves the right to make shares of the Portfolios available to other investors, as may be approved by the Board of Trustees from time to time.

Only the Plans may be record holders of the shares of the Portfolios. Within the limitations applicable to a Plan, a participant in such Plan (a "Participant") may direct the Plan to purchase or redeem shares of the Fund. Participants in a Plan cannot contact the Fund directly to request the purchase or redemption of the shares. Instead, Participants must contact their Plan Sponsor or its agent designated for the purpose of processing purchase and redemption requests. References in the Prospectus and Statement of Additional Information to shareholders are to Plan Sponsors as the record holders of the Fund's shares. The assets of the Fund are not plan assets of any of the Plans.

Shares of the Portfolios are offered by the Fund on a continuous basis to Plan Sponsors of defined contribution retirement plans and are distributed by Alger Inc. as principal underwriter for the Fund pursuant to a distribution agreement (the "Distribution Agreement"). The Distribution Agreement provides that Alger Inc. accepts orders for shares at net asset value as no sales commission or load is charged.

Purchases and redemptions of shares of a Portfolio will be effected on days on which the New York Stock Exchange (the "NYSE") is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on that same day. See "Net Asset Value." Payment for redemptions will be made by the Fund's transfer agent on behalf of the Fund and the relevant Portfolios within seven days after receipt of redemption requests.

The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the shareholders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Fund determines that it would be detrimental to the best interest of the remaining shareholders of a Portfolio to make payment of a redemption order wholly or partly in cash, the Portfolio may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. The Fund has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

MANAGEMENT

TRUSTEES AND OFFICERS OF THE FUND

The names of the Trustees and officers of the Fund, together with information concerning their principal business occupations, are set forth below. Each of the officers of the Fund is also an officer, and each of the Trustees is also a director or trustee, as the case may be, of Castle Convertible Fund, Inc., a registered closed-end investment company, The Alger Fund, The Alger American Fund and Spectra Fund, registered open-end management investment companies for which Alger Management serves as investment adviser. Fred M. Alger III and David
D. Alger are "interested persons" of the Fund, as defined in the Act. Fred M. Alger III and David D. Alger are brothers. Unless otherwise noted, the address of each person named below is 75 Maiden Lane, New York, New York 10038.


NAME, POSITION WITH
THE FUND AND ADDRESS                   PRINCIPAL OCCUPATIONS
Fred M. Alger III (63)                 Chairman of the Board of Alger Associates, Inc. ("Associates"), Alger Inc.,
 Chairman of the Board                 Alger Management, Alger Properties, Inc. ("Properties"), Alger Shareholder Services, Inc.
                                       ("Services"), Alger Life Insurance Agency, Inc. ("Agency"), Fred Alger International Advisory
                                       S.A. ("International"),  The Alger American Asset Growth Fund  ("Asset Growth") and Analysts
                                       Resources, Inc. ("ARI").

David D. Alger (54)                    President and Director of Associates, Alger Management,
 President and Trustee                 Alger Inc., Properties, Services, International and Agency; Executive Vice President and
                                       Director of ARI.

Gregory S. Duch (46)                   Executive Vice President, Treasurer and Director of Alger Management and
 Treasurer                             Properties and Associates; Executive Vice President  and  Treasurer  of Alger Inc.,
                                       ARI, Services,  and Agency;  Director and Treasurer of International.

Mary E. Marsden-Cochran (45)           Vice President, General Counsel and Secretary, Associates, Alger
 Secretary                             Management, Alger Inc., Properties, ARI, Services and Agency (2/96-present); Secretary of
                                       International (7/96-present); Associate General Counsel and Vice President, Smith Barney Inc.
                                       (12/94-2/96). Blue Sky Attorney, AMT Capital (1/94-11/94).

Frederick A. Blum (44)                 Senior Vice President of Alger Inc.
 Assistant Secretary and
 Assistant Treasurer

Arthur M. Dubow (64)                   Trustee of the Arthur Dubow Foundation; private investor since 1985; Director of Coolidge
 Trustee                               Investment Corporation; formerly Chairman of the Board of Institutional Shareholder
 P.O. Box 969                          Services, Inc.; formerly President of Fourth Estate, Inc.
 Wainscott, NY 11975

Stephen E. O'Neil (65                  Of counsel to the law firm of Kohler & Barnes PC; private investor since 1981; Director of
 Trustee                               NovaCare, Inc. and Brown Forman Distillers Corporation; formerly President and Vice Chairman
 805 Third Avenue                      of City Investing Company and Director of Centerre Bancorporation and Syntro Corporation.
 New York, NY 10022

Nathan E. Saint-Amand, M.D. (60)       Medical doctor in private practice.
 Trustee
 2 East 88th Street
 New York, NY 10128

John T. Sargent (73)                   Private investor since 1987; Director of Atlantic Mutual Insurance Co.;
 Trustee                               formerly Director of River Bank America.
 14 E. 69th Street
 New York, NY 10021




No director, officer or employee of Alger Management or its affiliates will receive any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each Trustee who is not a director, officer or employee of Alger Management or its affiliates a quarterly fee of $1,500.

The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 1997. The following table provides compensation amounts paid to disinterested Trustees of the Fund for the fiscal year ended October 31, 1997.


                                                          COMPENSATION TABLE

                                                                       TOTAL COMPENSATION PAID TO TRUSTEES FROM
                                                                              THE ALGER RETIREMENT FUND,
                                                AGGREGATE                           THE ALGER FUND,
                                            COMPENSATION FROM                  THE ALGER AMERICAN FUND,
                                                THE ALGER                 CASTLE CONVERTIBLE FUND, INC. AND
       NAME OF PERSON, POSITION              RETIREMENT FUND                         SPECTRA FUND
       ------------------------            -------------------          ---------------------------------------

       Arthur M. Dubow, Trustee                  $6,000                                 $28,250
       Stephen E. O'Neil, Trustee                $6,000                                 $28,250
       Nathan E. Saint-Amand, Trustee            $6,000                                 $28,250
       John T. Sargent, Trustee                  $6,000                                 $28,250

INVESTMENT MANAGER

Alger Management serves as investment manager to each of the Portfolios pursuant to separate written agreements (the "Management Agreements"). Certain of the services provided by, and the fees paid by the Portfolios to, Alger Management under the Management Agreements are described in the Prospectus. Alger Management pays the salaries of all officers who are employed by both it and the Fund. Alger Management has agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset value, net income and realized capital gains or losses of the Portfolios. Alger Management prepares semi-annual reports for the SEC and shareholders, prepares federal and state tax returns and filings with state securities commissions, maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. Alger Management bears all expenses in connection with the performance of its services under the Management Agreements.

For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Alger Management earned under the terms of the Management Agreements $81,537, $87,258 and $136,841, respectively, in respect of the Alger Growth Retirement Portfolio; $130,610, $223,623 and $251,536, respectively, in respect of the Alger Small Cap Retirement Portfolio; $66,230, $80,088 and $59,911, respectively, in respect of the Alger MidCap Growth Retirement Portfolio; and $55,348, $58,658 and $44,688, respectively, in respect of the Alger Capital Appreciation Retirement Portfolio.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP serves as independent public accountants for the Fund.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, a Portfolio will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Portfolio must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Portfolio's business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Portfolio's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Portfolio may be restricted in the utilization of certain of the investment techniques described above and in the Fund's prospectus.

CUSTODIAN

State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the Fund pursuant to a custodian agreement under which it holds the Portfolios' assets.

TRANSFER AGENT

Alger Shareholder Services, Inc., ("Services") 30 Montgomery Street, Jersey City, New Jersey 07302, serves as transfer agent for the Fund pursuant to a transfer agency agreement. Under the transfer agency agreement Services processes purchases and redemptions of shares of the Portfolio, maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and the Fund and distributes any dividends and distributions payable by the Fund.

CERTAIN SHAREHOLDERS

Set forth below is certain information regarding significant shareholders of the Portfolios. At February 2, 1998, Wells Fargo Bank, Trustee for Mentor Graphics, owned beneficially or of record 57.38% of the Alger Small Cap Retirement Portfolio. Northern Trust Company, Trustee for IHC 401K, owned beneficially or of record 53.61% of the Alger Growth Retirement Portfolio. The Fred Alger & Company, Incorporated et al Pension Plan and the Fred Alger & Company, Incorporated et al Profit Sharing Plan (the "Alger Plans") owned beneficially or of record 35.00% and 41.64%, respectively, of the Alger MidCap Growth Retirement Portfolio; and 38.27% and 38.75%, respectively, of the Alger Capital Appreciation Retirement Portfolio at February 2, 1998. The only participants in the Alger Plans are past and present employees of Alger Inc. (a Delaware corporation), Alger Management (a New York corporation), Services (a Delaware corporation) and Analysts Resources, Inc. (a Delaware corporation), all of which are, directly or indirectly wholly owned subsidiaries of Alger Associates, Inc. ("Associates") (a Delaware corporation). The shareholders identified above may be deemed to control the specified Portfolios, which may have the effect of proportionately diminishing the voting power of other shareholders of these Portfolios. It can be expected, however, that this effect will diminish as other investors purchase additional shares of the Portfolios. As of February 2, 1998, Fred M. Alger III and David D. Alger were the majority shareholders of Associates and may be deemed to control that company and its subsidiaries.

The following table contains information regarding persons known to the Fund who own beneficially or of record five percent or more of the shares of any Portfolio. Unless otherwise noted, the address of each owner is 75 Maiden Lane, New York, New York 10038. All holdings are expressed as a percentage of a Portfolio's outstanding shares as of February 2, 1998 and record and beneficial holdings are in each instance denoted as follows: record/beneficial.



                                                                        Alger            Alger
                                  Alger               Alger            MidCap           Capital
                                Small Cap            Growth            Growth        Appreciation
                               Retirement          Retirement        Retirement       Retirement
Name and                        Portfolio           Portfolio         Portfolio        Portfolio
Address                         (Record/            (Record/          (Record/         (Record/
of Shareholders                Beneficial)         Beneficial)       Beneficial)      Beneficial)
---------------                -----------         -----------       -----------      -----------
Fred Alger & Company,         6.29% / 6.29%      15.09% / 15.09%   35.00% / 35.00%  38.27% / 38.27%
Incorporated et al
Pension Plan

Fred Alger & Company,         7.56% / 7.56%      16.09% / 16.09%   41.64% / 41.64%  38.75% / 38.75%
Incorporated et al
Profit Sharing Plan

Fred Alger & Company,             * / *               * / *        22.00% / 22.00%  21.09% / 21.09%
Incorporated
401(k) Plan

Wells Fargo Bank               10.26% / +             * / *             * / *            * / *
T'tee Kelly Group Tax
Def Inv Pl
P.O. Box 9800
Calabasas,
 CA 91378

U.S. Bank                       8.14% / +             * / *             * / *            * / *
Trustee for The
 Spacelabs Issop
P. O. Box 3168
Portland, OR
97208

U.S. Bank                       6.38% / +             * / *             * / *            * / *
Trustee for Spacelabs
 Med Retirement Plan
P. O. Box 3168
Portland, OR
97208

Wells Fargo Bank, Trustee      57.38% / +             * / *             * / *            * / *
fbo Mentor Graphics
P.O. Box 9800
Calabasas,
 CA 91302

Northern Trust Company            * / *            53.61% / +           * / *            * / *
T'tee FBO IHC 401K
P.O. Box 92956
Chicago, IL 60675

Northern Trust Company            * / *             8.45% / +           * / *            * / *
T'tee FBO IHC 403B
P.O. Box 92956
Chicago, IL 60675

Officers and Trustees           *** / ***           *** / ***         *** / ***        *** / ***
of the Fund in the
Aggregate**


-------------
*Indicates shareholder owns less than 5% of the Portfolio's shares.

**Certain officers and Trustees of the Fund are participants in one or more of the Fred Alger & Company, Incorporated Pension Plan, Profit Sharing Plan and
401(k) Plan and may therefore, as a group, be deemed to be indirect holders of the following interests in the Portfolios: Small Cap Retirement Portfolio, 6.83%; Growth Retirement Portfolio, 12.69%; Midcap Growth Retirement Portfolio,
30.14%; Capital Appreciation  Retirement Portfolio,  36.33%.

***Indicates  group  owns  less  than 1% of the  Portfolio's  shares.

+The Fund regards the underlying Plan as the beneficial owner.


ORGANIZATION

The Fund has been organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated July 14, 1993 (the "Trust Agreement"). The word "Alger" in the Fund's name has been adopted pursuant to a provision contained in the Agreement and Declaration of Trust. Under that provision, Associates may terminate the Fund's license to use the word "Alger" in its name when Alger Management ceases to act as the Fund's investment manager.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, except with respect to the election of Trustees and the ratification of the selection of independent accountants. In the interest of economy and convenience, certificates representing shares of a Portfolio are physically issued only upon specific written request of a shareholder.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Fund's outstanding shares.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

On April 12, 1996, the names of the Fund and its underlying portfolios were changed as follows:

 From:                        To:

The Alger Defined             The Alger Retirement Fund
 Contribution Trust

Alger Defined Contribution    Alger Small Cap Retirement
 Small Cap Portfolio            Portfolio

Alger Defined Contribution    Alger MidCap Growth
 MidCap Growth Portfolio        Retirement Portfolio

Alger Defined Contribution    Alger Growth Retirement
 Growth Portfolio               Portfolio

Alger Defined Contribution    Alger Capital Appreciation
 Leveraged AllCap Portfolio     Retirement Portfolio

DETERMINATION OF PERFORMANCE

The "total return" and "yield" described in the Prospectus as to each of the Portfolios, are computed according to formulas prescribed by the SEC. These performance figures are calculated in the following manner: A. Total Return--A Portfolio's average annual total return described in the Prospectus is computed according to the following formula:

                  P (1+T)n=ERV

Where:  P = a hypothetical initial ayment  of  $1,000
        T  = average annual total return
        n = number of years
      ERV = ending  redeemable
            value of a hypothetical $1,000 payment
            made at the beginning of the 1, 5, or 10
            year periods at the end of the 1, 5 and 10 year periods (or fractional portion thereof);

The average annual total returns for the Portfolios for the periods indicated below were as follows:


                                  Period from
                                   Inception*              Year-Ended
                                through 10/31/97            10/31/97
                                  -------------             --------
Alger Small Cap Retirement
 Portfolio                           23.79%                   19.00%
Alger MidCap Growth
 Retirement Portfolio                25.30%                   28.58%
Alger Growth Retirement
 Portfolio                           18.77%                   28.84%
Alger Capital Appreciation
 Retirement Portfolio                20.23%                   26.07%


* Commenced operations on November 8, 1993.

B. Yield--a Portfolio's net annualized yield described in the Prospectus is computed according to the following formula:
                                a-b
                    YIELD = 2[(----- + 1)6 - 1]
                                cd

Where:   a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = The average daily number of shares outstanding  during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

IN GENERAL

Current performance information for the Portfolios may be obtained by calling the Fund at the telephone number provided on the cover page of this Statement of

Additional Information. A Portfolio's quoted performance may not be indicative of future performance. A Portfolio's performance will depend upon factors such as the Portfolio's expenses and the types and maturities of instruments held by the Portfolio.

From time to time, in advertisements or in reports to shareholders, the performances of the Portfolios may be quoted and compared to those of other funds and accounts with similar investment objectives. Similarly, the performance of the Portfolios, for example, might be compared to rankings prepared by Lipper Analytical Services Inc., which is a widely recognized, independent service that monitors the performance of mutual funds, as well as to various unmanaged indices, such as the S&P 500, the Russell 2000 Growth Index, the Wilshire Small Company Growth Index, the Lehman Brothers Government/Corporate Bond Index or the S&P MidCap 400 Index. In addition, the evaluations of the Portfolios published by nationally recognized ranking services or articles regarding performance, rankings and other Portfolio characteristics may appear in national publications including, but not limited to, BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY AND THE WALL STREET JOURNAL and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of such Portfolio's performance for any future period.

FINANCIAL STATEMENTS

The Fund's financial statements for the year ended October 31, 1997, are contained in the Annual Report to Shareholders for that fiscal year, and are hereby incorporated by reference. A copy of the Annual Report to Shareholders may be obtained by telephoning the Fund at (800) 992-3362.

APPENDIX

CORPORATE BOND RATINGS

     Bonds rated Aa by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

     Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B by Moody's generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Bonds rated AA by Standard & Poor's Corporation ("S&P") are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     S&P's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

     Bonds rated BB and B by S&P are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. These ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

APPENDIX
(continued)

     Bonds rated AAA by Fitch Investors Service, Inc. ("Fitch") are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

     Bonds rated Duff-1 are judged by Duff and Phelps, Inc. ("Duff") to be of the highest credit quality with negligible risk factors; only slightly more than
U. S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1, or related supporting institutions, are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2, or related supporting institutions, are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-l, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues deter mined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1. The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

INVESTMENT MANAGER:
Fred Alger Management, Inc.
75 Maiden Lane
New York, New York 10038

--------------------------------------------------------------------------------
DISTRIBUTOR:
Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

--------------------------------------------------------------------------------
TRANSFER AGENT:
Alger Shareholder Services, Inc.
30 Montgomery Street
Box 2001
Jersey City, New Jersey 07302

--------------------------------------------------------------------------------
INDEPENDENT PUBLIC ACCOUNTANTS:
Arthur Andersen LLP
1345 Avenue of the Americas
New York, New York 10105

--------------------------------------------------------------------------------
COUNSEL:
Hollyer Brady Smith Troxell
 Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

--------------------------------------------------------------------------------


================================================================================

THE ALGER|MEETING THE CHALLENGE
RETIREMENT|OF INVESTING
      FUND|



               STATEMENT|
           OF ADDITIONAL|February 25, 1998
             INFORMATION|

================================================================================